UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09235
                                                     ---------

                        FIRST DEFINED PORTFOLIO FUND, LLC
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)


                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ---------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                            -------------

                      Date of fiscal year end: DECEMBER 31
                                              -------------

                   Date of reporting period: DECEMBER 31, 2007
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2007

Shareholder Letter .......................................................    1
Market Overview ..........................................................    2
Performance Summary and Portfolio Components .............................    3
Understanding Your Fund Expenses .........................................   20
Portfolio of Investments .................................................   21
Statements of Assets and Liabilities .....................................   40
Statements of Operations .................................................   42
Statements of Changes in Net Assets ......................................   44
Statements of Changes in Net Assets - Capital Stock Activity .............   46
Financial Highlights .....................................................   48
Notes to Financial Statements ............................................   56
Report of Independent Registered Public Accounting Firm ..................   62
Additional Information ...................................................   63
Board of Trustees and Officers ...........................................   66

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Defined Portfolio Fund, LLC (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Portfolio (individually called a "Portfolio" and collectively the "Portfolios") of the Fund will achieve its investment objective. Each Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of the Portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Portfolio.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about each Portfolio and presents data and analysis that provide insight into each Portfolio's performance and investment approach.

By reading the market overview and discussion of each Portfolio's performance by First Trust you may obtain an understanding of how the market environment affected its performance. The statistical information that follows may help you understand a Portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Portfolios are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                  ANNUAL REPORT
                                DECEMBER 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust") we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

The report you hold gives detailed information about eight Portfolios in the First Defined Portfolio Fund, LLC over the twelve-month period ended December 31, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased to be a part of the investment solutions offered by Prudential Annuities Life Assurance Corporation, formerly known as American Skandia Life Assurance Corporation, and pleased to give you current information about your investment. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Defined Portfolio Fund, LLC

[PHOTO OMITTED]

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including THE WALL STREET JOURNAL, THE WALL STREET REPORTER, BLOOMBERG NEWS SERVICE, and REGISTERED REP.

--------------------------------------------------------------------------------
                                 MARKET OVERVIEW
--------------------------------------------------------------------------------

Covers the 12-month period ended December 31, 2007.

U.S. STOCKS AND BONDS

U.S. stocks posted positive returns for the 12-month period ended December 31, 2007 as most major large-cap indices delivered gains in the 5.0% to 11.0% range. Mid-cap stocks outpaced both large- and small-caps, though large-caps did manage to eclipse small-caps, something they have struggled to do over the past eight years. Corporate America continued to deliver better than expected earnings. Sixty-five percent of companies exceeded their earnings estimates over the past three quarters through the third quarter of 2007, according to SEEKINGALPHA.COM. The percentage of firms topping their estimates since the end of 2001 fluctuated between 59% (third quarter of 2002) and 73% (third quarter of 2006). It is clear that corporate America remains cash rich. The nonfinancial companies alone in the S&P 500(R) Index held $609.7 billion in cash and equivalents at the end of December 2007, which is in the vicinity of the all-time high, according to Standard & Poor's ("S&P"). This is encouraging news considering that over the past eleven quarters through the third quarter of 2007, the 500 companies combined spent $1.12 trillion on stock buybacks; $1.24 trillion on capital expenditures; and $594 billion on stock dividends, according to S&P.

U.S. debt securities, with the exception of municipal bonds, also delivered solid returns in 2007. Most of the major taxable investment-grade debt groups returned between 5.0% and 9.0%, according to data from Lehman Brothers. The top-performing group was Treasuries due, in large part, to the aggressive rate cuts initiated by the Federal Reserve in September and October. It lowered the Federal funds target rate by a combined 75 basis points. Treasury Bonds, as well as other high-quality debt groups, also benefitted from a "flight to quality" situation beginning in late July in response to the start of the subprime mortgage meltdown.

FOREIGN STOCKS AND BONDS

The global growth story is not only driving foreign stock and bond valuations higher but commodities as well. Some emerging markets, such as India and China, are growing their economies at three to four times the pace of U.S. growth. Foreign stocks and bonds of developed countries and emerging markets equities outperformed U.S. stock and bond averages for the 12-month period ended December 2007. U.S. investors who owned foreign securities over that one-year period saw their total returns enhanced by the 10% decline in the U.S. dollar against a basket of major currencies created by the Federal Reserve. The drop in the dollar accelerated in September-October of 2007 due to the reduction in the Federal funds rate from 5.25% to 4.50%. The rate cuts were viewed by foreign investors as potentially inflationary moving forward. In our opinion, the spike in the price of gold bullion in September-October, a hard asset characterized as an inflation-hedge, supports that claim.

STATE OF THE ECONOMY

Despite many challenges, the U.S. economy has remained resilient, in our opinion. The economy has been bolstered by strength in the following areas: job creation, personal income levels growing at roughly twice the rate of inflation, high productivity and a strong manufacturing sector. Some of the areas of the economy that have been a drag on growth are as follows: high price of oil, housing slump, subprime foreclosures and tighter lending standards. In an effort to mitigate these concerns, the Federal Reserve has cut short-term rates to make capital more readily available. While lower rates will not necessarily help the majority of homeowners with adjustable-rate mortgages resetting in 2008, lower rates could act as a positive catalyst for the stock market. We believe this is potentially good for the economy since rising stock prices could help offset some of the decline in real estate values for homeowners. The consensus forecast from the Blue Chip Economic Indicators newsletter released in December calls for 2.1% real Gross Domestic Product growth for the U.S. in 2008. The current expansion entered its seventh year in December. The last two expansions lasted
7.7 and 10 years.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

TARGET MANAGED VIP PORTFOLIO

Over the twelve months ended December 31, 2007, the Target Managed VIP Portfolio posted a total return of 9.47% versus 5.24% for the Russell 3000 Index. The NAV increased from $11.72 to $12.83 during the period.

The portfolio of 110 stocks had 52 advancers and 58 decliners. The top three performing stocks, by contribution to return, were Research In Motion Ltd.
(RIMM), Potash Corp. of Saskatchewan Inc. (POT) and Microsoft Corp. (MSFT). The worst-performing stocks, by percentage loss, were Harley-Davidson Inc. (HOG), Group 1 Automotive Inc. (GPI) and American Express Inc. (AXP).

The biggest contributor to the portfolio's performance over the twelve months ended December 31, 2007 was the technology sector. Large-cap tech companies Research In Motion, Microsoft and Oracle were the top technology contributors to return. An underweight position in financials also helped portfolio performance relative to the benchmark, the Russell 3000 Index, as it was the worst-performing sector in the benchmark. Performance was hurt most by the underperformance of the portfolio's energy holdings relative to the benchmark. On an absolute basis, consumer discretionary was the biggest drag on performance. The consumer discretionary sector was the second worst performer in the benchmark for the period.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05   12/31/06   12/31/07
                         -------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Target Managed
   VIP Portfolio         $10,000    $ 8,040    $ 8,620    $ 8,190    $ 6,470    $ 8,730   $ 9,800    $ 10,510   $ 11,720   $ 12,830
Dow Jones
   Industrial Avg. (a)    10,000     10,896     10,382      9,816      8,343     10,700    11,271      11,465     13,648     14,860
Russell 3000
   Index (b)              10,000     11,262     10,420      9,229      7,241      9,500    10,631      11,285     13,069     13,755

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                               1 YEAR      CUMULATIVE       AVERAGE ANNUAL          5 YEAR
                                INCEPTION      ANNUAL         TOTAL          TOTAL RETURN       AVERAGE ANNUAL
                                   DATE     TOTAL RETURN   RETURN (c)   (SINCE INCEPTION) (c)    TOTAL RETURN
---------------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio     10/6/99         9.5%         28.3%              3.1%               14.7%
Dow Jones Industrial Avg. (a)                    8.9          48.6               4.9                12.2
Russell 3000 Index (b)                           5.2          37.5               3.9                13.7

--------------------------------------------------------------------------------

(a) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

(b) The Russell 3000 Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This portfolio represents approximately 98% of the investable U.S. equity market. (Bloomberg)

(c) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

TARGET MANAGED VIP PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Software                                                        12.3%
Communications Equipment                                        10.4%
Diversified Telecommunication Services                           9.9%
Oil, Gas & Consumable Fuels                                      8.7%
Chemicals                                                        6.4%
Pharmaceuticals                                                  5.9%
Machinery                                                        5.4%
Computers & Peripherals                                          3.5%
Semiconductors & Semiconductor Equipment                         3.2%
Commercial Banks                                                 3.0%
Media                                                            3.0%
Consumer Finance                                                 2.7%
Specialty Retail                                                 2.6%
Electric Utilities                                               2.0%
Wireless Telecommunication Services                              1.8%
Beverages                                                        1.7%
Commercial Services & Supplies                                   1.5%
Metals & Mining                                                  1.4%
Multi-Utilities                                                  1.3%
Automobiles                                                      1.2%
Energy Equipment & Services                                      1.0%
Leisure Equipment & Products                                     1.0%
Aerospace & Defense                                              0.9%
IT Services                                                      0.9%
Health Care Technology                                           0.8%
Electrical Equipment                                             0.8%
Construction & Engineering                                       0.7%
Hotels, Restaurants & Leisure                                    0.7%
Multiline Retail                                                 0.6%
Air Freight & Logistics                                          0.6%
Food Products                                                    0.5%
Electronic Equipment & Instruments                               0.5%
Internet & Catalog Retail                                        0.4%
Health Care Providers & Services                                 0.4%
Real Estate Investment Trusts (REITs)                            0.4%
Diversified Financial Services                                   0.4%
Internet Software & Services                                     0.3%
Household Durables                                               0.2%
Health Care Equipment & Supplies                                 0.2%
Building Products                                                0.2%
Containers & Packaging                                           0.1%
Airlines                                                         0.1%
Personal Products                                                0.1%
Tobacco                                                          0.1%
Textiles, Apparel & Luxury Goods                                 0.1%
Life Sciences Tools & Services                                   0.1%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

THE DOW(R) DART 10 PORTFOLIO

Over the twelve months ended December 31, 2007, the Dow(R) Dart 10 Portfolio posted a total return of 0.66% versus 8.88% for the Dow Jones Industrial Average over the same period. The NAV increased from $10.56 to $10.63 during the period.

The portfolio of 10 stocks had 6 advancers and 4 decliners. The top three performing stocks, by contribution to return, were Intel Corp. (INTC), Exxon Mobil Corp. (XOM) and Caterpillar Corp. (CAT). The worst-performing stocks, by percentage loss, were Citigroup Inc. (C), Home Depot Inc. (HD), and General Motors Corp. (GM).

Intel was the biggest contributor to portfolio performance over the twelve months ended December 31, 2007 as it took market share from weaker competitors. Exxon Mobil also posted strong gains as sustained global economic growth boosted demand for oil, producing record profits for the firm. Portfolio performance was hurt most by Citigroup and Home Depot. Citigroup was hurt by significant losses related to subprime mortgages, while Home Depot shares lagged the overall market as the slow down in housing affected earnings.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05   12/31/06   12/31/07
                         -------   --------   --------   --------   --------   --------   --------   --------   --------   --------
The Dow(R)
   DART 10 Portfolio     $10,000    $ 9,220   $ 10,020    $ 8,540    $ 6,980    $ 8,370   $  8,690    $ 8,410   $ 10,560   $ 10,630
Dow Jones
   Industrial Avg. (a)    10,000     10,896     10,382      9,816      8,343     10,700     11,271     11,465     13,648     14,860

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                               1 YEAR      CUMULATIVE     AVERAGE ANNUAL         5 YEAR
                                INCEPTION      ANNUAL         TOTAL        TOTAL RETURN      AVERAGE ANNUAL
                                   DATE     TOTAL RETURN     RETURN     (SINCE INCEPTION)     TOTAL RETURN
------------------------------------------------------------------------------------------------------------
The Dow(R) DART 10 Portfolio     10/6/99        0.7%           6.3%            0.7%                8.8%
Dow Jones Industrial Avg. (a)                   8.9           48.6             4.9                12.2

--------------------------------------------------------------------------------

(a) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

THE DOW(R) DART 10 PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


Semiconductor & Semiconductor Equipment                         13.0%
Oil, Gas & Consumable Fuels                                     12.1%
Software                                                        11.8%
Machinery                                                       11.8%
Computers & Peripherals                                         11.1%
Industrial Conglomerates                                        10.7%
Chemicals                                                        8.9%
Pharmaceuticals                                                  8.7%
Specialty Retail                                                 6.7%
Diversified Financial Services                                   5.2%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

THE DOW(R) TARGET DIVIDEND PORTFOLIO

Over the twelve months ended December 31, 2007, the Dow(R) Target Dividend Portfolio posted a total return of 1.12% versus -5.16% for the Dow Jones Select Dividend Index(SM) Return. The NAV increased from $11.66 to $11.79 during the period.

The portfolio of 20 stocks had 9 advancers and 11 decliners. The top three performing stocks, by contribution to return, were Lyondell Chemical Co. (LYO), FirstEnergy Corp. (FE) and Black Hills Corp. (BKH). The worst-performing stocks, by percentage loss, were Huntington Bancshares Inc. (HBAN), Regions Financial Corp. (RF) and Pinnacle West Capital Corp. (PNW).

The materials sector was the biggest contributor to portfolio performance for the twelve months ended December 31, 2007. The sector was led by Lyondell, the portfolio's best performing stock, which was acquired during the period. Performance was held back by the portfolio's financial holdings. Financials were the worst-performing sector over the period in the S&P 500(R) Index and the portfolio's large weight in the sector impacted performance. Underperformance of the portfolio's utilities holdings, relative to the benchmark sector, also impacted performance.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                            May 2, 2005-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           5/2/05  12/31/05   12/31/06  12/31/07
                                          -------  --------   --------  --------
The Dow(R) Target Dividend Portfolio      $10,000   $ 9,870    $11,660   $11,790
Dow Jones Select Dividend Index(SM) (a)    10,000    10,529     12,587    11,938
S&P 500(R) Index (b)                       10,000    10,879     12,597    13,289

--------------------------------------------------------------------------------

RETURN COMPARISON                                     PERIOD ENDED DEC. 31, 2007

                                                        1 YEAR     CUMULATIVE    AVERAGE ANNUAL
                                          INCEPTION     ANNUAL        TOTAL          RETURN
                                             DATE    TOTAL RETURN    RETURN    (SINCE INCEPTION)
------------------------------------------------------------------------------------------------
The Dow(R) Target Dividend Portfolio        5/2/05        1.1%        17.9%           6.4%
Dow Jones Select Dividend Index(SM) (a)                  -5.2         19.4            6.9
S&P 500(R) Index (b)                                      5.5         32.9           11.3

--------------------------------------------------------------------------------

(a) The Dow Jones Select Dividend Index(SM) is comprised of 100 of the highest dividend yielding securities.

(b) The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

THE DOW(R) TARGET DIVIDEND PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Multi-Utilities                                                 23.4%
Electric Utilities                                              22.3%
Insurance                                                       14.9%
Commercial Banks                                                11.8%
Gas Utilities                                                   11.1%
Chemicals                                                        6.0%
Paper & Forest Products                                          5.7%
Diversified Financial Services                                   4.8%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2007, the Global Dividend Target 15 Portfolio posted a total return of 13.34% versus 9.04% for the Morgan Stanley Capital International Developed Markets World Index. The NAV increased from $21.14 to $23.96 during the period.

The portfolio of 15 stocks had 10 advancers and 5 decliners. The top three performing stocks, by contribution to return, were CNOOC Ltd. (883 HK), CITIC Pacific Ltd. (267 HK) and Vodaphone Group (VOD LN). The worst-performing stocks, by percentage loss, were Lloyds TSB Group PLC (LLOY LN), General Motors (GM) and Hang Lung Properties Ltd. (101 HK).

The biggest contributors to the portfolio's outperformance were the Hang Sang Index stocks, which included CNOOC & Citic, the portfolio's two best-performing stocks over the period. The performance of the five Financial Times Industrial Ordinary Share Index stocks was helped by a weakening U.S. dollar which boosted returns when converted from pounds. Performance was hurt by General Motors, the worst performer in the portfolio over the period.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04  12/31/05  12/31/06  12/31/07
                          -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Global Dividend
   Target 15 Portfolio    $10,000  $ 9,710    $9,900    $9,660    $8,240    $11,050   $13,860   $15,270   $21,140   $23,960
MSCI
   Developed Markets
   World Index (a)         10,000   11,411     9,908     8,241     6,602      8,788    10,081    11,038    13,252    14,450

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                                       1 YEAR     CUMULATIVE    AVERAGE ANNUAL      5 YEAR
                                         INCEPTION     ANNUAL        TOTAL       TOTAL RETURN   AVERAGE ANNUAL
                                           DATE     TOTAL RETURN    RETURN    (SINCE INCEPTION)  TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Global Dividend Target 15 Portfolio       10/6/99       13.3%        139.6%         11.2%            23.8%
MSCI Developed Markets World Index (a)                   9.0          44.5           4.6             17.0

--------------------------------------------------------------------------------

(a) The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg)

Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Diversified Telecommunication Services                          25.2%
Industrial Conglomerates                                        15.3%
Commercial Banks                                                11.1%
Oil, Gas & Consumable Fuels                                     10.9%
Wireless Telecommunication Services                              8.0%
Electric Utilities                                               7.0%
Hotels, Restaurants & Leisure                                    6.3%
Auto Components                                                  6.1%
Pharmaceuticals                                                  5.2%
Automobiles                                                      4.9%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

S&P(R) TARGET 24 PORTFOLIO

Over the twelve months ended December 31, 2007, the S&P(R) Target 24 Portfolio posted a total return of 4.10% versus 5.49% for the S&P 500(R) Index over the same period. The NAV increased from $9.28 to $9.66 during the period.

The portfolio of 24 stocks had 15 advancers and 9 decliners. The top three performing stocks, by contribution to return, were Microsoft (MSFT), Coca-Cola Co. (KO) and Exxon Mobil Corp. (XOM). The worst-performing stocks, by percentage loss, were American Express Co. (AXP), Moody's Corp. (MCO) and Harley-Davidson
(HOG).

Consumer staples and industrials were the biggest contributors to performance relative to the benchmark. Consumer staples were led by strong returns from Coca-Cola, while Paccar led industrials. Information technology and utilities also posted returns ahead of their respective benchmark sectors. The portfolio's performance, relative to its benchmark, was hurt by the energy, health care and financial sectors. Johnson & Johnson, a top two portfolio holding, trailed the overall health care sector, while financial returns were hurt by the poor performance of credit rating agency Moody's.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03  12/31/04  12/31/05  12/31/06   12/31/07
                           -------   --------   --------   --------   --------   --------  --------  --------  --------   --------
S&P(R) Target 24
   Portfolio               $10,000   $11,830    $ 9,540     $7,190     $6,140     $7,620    $8,660   $ 9,020   $ 9,280    $ 9,660
S&P 500(R) Index (a)        10,000    11,115     10,104      8,903      6,935      8,920     9,895    10,381    12,021     12,681

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                                1 YEAR      CUMULATIVE    AVERAGE ANNUAL           5 YEAR
                                 INCEPTION      ANNUAL        TOTAL        TOTAL RETURN         AVERAGE ANNUAL
                                   DATE      TOTAL RETURN   RETURN (b)   (SINCE INCEPTION)(b)    TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
S&P(R) Target 24 Portfolio        10/6/99        4.1%          -3.4%           -0.4%                9.5%
S&P 500(R) Index (a)                             5.5           26.8             2.9                12.8

--------------------------------------------------------------------------------

(a) The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

(b) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

S&P(R) TARGET 24 PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Software                                                        17.7%
Consumer Finance                                                13.6%
Oil, Gas & Consumable Fuels                                     11.8%
Pharmaceuticals                                                 11.5%
Beverages                                                       10.7%
Machinery                                                        6.0%
Media                                                            5.2%
Electric Utilities                                               4.5%
Aerospace & Defense                                              3.5%
Electrical Equipment                                             3.4%
Real Estate Investment Trusts (REITs)                            2.3%
Automobiles                                                      2.2%
Diversified Financial Services                                   2.2%
Leisure Equipment & Products                                     1.4%
Food Products                                                    1.0%
Electronic Equipment & Instruments                               0.7%
Tobacco                                                          0.6%
Health Care Providers & Services                                 0.6%
Life Sciences Tools & Services                                   0.5%
Energy Equipment & Services                                      0.4%
Computers & Peripherals                                          0.2%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

NASDAQ(R) TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2007, the NASDAQ(R) Target 15 Portfolio posted a total return of 21.73% versus 19.24% for the NASDAQ(R) 100 Index. The NAV increased from $10.17 to $12.38 during the period.

The portfolio of 15 stocks had 9 advancers and 6 decliners. The top three performing stocks, by contribution to return, were Research In Motion Ltd.
(RIMM), Paccar Inc. (PCAR) and Millicom International Cellular S.A. (MICC). The worst-performing stocks, by percentage loss, were American Eagle Outfitters Inc.
(AEO), Bed Bath & Beyond Inc. (BBBY) and Infosys Technologies Ltd. (INFY).

The biggest contributor to the portfolio's performance relative to the benchmark was the telecommunication services sector, led by Millicom. Millicom was the portfolio's second best performer by contribution to return. The industrials sector was overweight and outperformed relative to its benchmark, positively contributing to portfolio performance. The portfolio's performance was hurt by its overweight position in information technology as the portfolio's holdings in the sector underperformed relative to its benchmark. A minimal weighting in health care also hurt performance relative to the benchmark.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03  12/31/04  12/31/05  12/31/06   12/31/07
                           -------   --------   --------   --------   --------   --------  --------  --------  --------   --------
NASDAQ(R)
  Target 15 Portfolio      $10,000   $14,600    $12,880     $9,250     $6,830     $9,290    $9,040    $9,340   $10,170    $12,380
NASDAQ(R) 100
   Index (a)                10,000    14,644      9,251      6,234      3,894      5,820     6,447     6,570     7,048      8,404

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                                1 YEAR      CUMULATIVE    AVERAGE ANNUAL        5 YEAR
                                 INCEPTION      ANNUAL         TOTAL       TOTAL RETURN      AVERAGE ANNUAL
                                   DATE      TOTAL RETURN     RETURN     (SINCE INCEPTION)   TOTAL RETURN
------------------------------------------------------------------------------------------------------------
NASDAQ(R) Target 15 Portfolio     10/6/99        21.7%         23.8%           2.6%             12.6%
NASDAQ(R) 100 Index (a)                          19.2         -16.0           -2.1              16.6

--------------------------------------------------------------------------------

(a) The NASDAQ(R) 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Communications Equipment                                        23.1%
Software                                                        20.0%
Semiconductors & Semiconductor Equipment                        13.3%
Wireless Telecommunication Services                              8.7%
Specialty Retail                                                 8.4%
Machinery                                                        7.9%
Hotels, Restaurants & Leisure                                    7.6%
Media                                                            5.7%
IT Services                                                      5.3%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (FORMERLY FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO)

Effective November 19, 2007, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust 10 Uncommon Values Portfolio to the First Trust Target Focus Four Portfolio. While the Portfolio's primary investment strategy changed, its investment objective remained consistent throughout the year. Since the Portfolio changed investment strategies during the year, below is a summary of performance during the two periods.

12/31/06 - 11/19/07 (First Trust 10 Uncommon Values Portfolio only)

Over the period December 31, 2006 to November 19, 2007, the First Trust 10 Uncommon Values Portfolio posted a total return of 3.49% versus 2.73% for the S&P 500(R) Index. The NAV increased from $5.44 to $5.63 during the period.

The portfolio of 10 stocks had 7 advancers and 3 decliners. The top three performing stocks, by contribution to return, were Exelon Corp. (EXC), United Technologies Corp. (UTX) and Corning Inc. (GLW). The worst-performing stocks, by percentage loss, were Capital One Financial Corp. (COF), Omnicare Inc. (OCR) and Intuit Inc. (INTU).

Exelon was the biggest contributor to performance over the period 12/31/06 to 11/19/07. United Technologies and Corning also contributed positively to returns. Capital One Financial was the biggest drag on portfolio performance as the company was hurt by deteriorating credit market conditions. Omnicare also held back portfolio performance.

11/19/07 - 12/31/07 (First Trust Target Focus Four Portfolio only)

Over the period November 19, 2007 to December 31, 2007, the First Trust Target Focus Four Portfolio posted a total return of 2.13% versus 2.69% for the S&P 500(R) Index. The NAV increased from $5.63 to $5.75 during the period.

The portfolio of 121 stocks had 68 advancers and 53 decliners. The top three performing stocks, by contribution to return, were Potash Corp. of Saskatchewan Inc. (POT), Research In Motion Ltd. (RIMM) and NVIDIA Corp. (NVDA). The worst-performing stocks, by percentage loss, were BT Group PLC (BT), DIRECTV Group Inc. (DTV) and Lubrizol Corp. (LZ).

The materials sector was the biggest contributor to performance over the period November 19, 2007 to December 31, 2007 on an absolute basis. Financials posted returns ahead of the benchmark sector, also helping portfolio performance. The energy sector was the biggest drag on performance relative to the benchmark as the portfolio's holdings trailed the benchmark sector. Poor performance of the portfolio's industrial holdings also weighed on portfolio performance.

The Portfolio posted a total return of 5.70% during the twelve months ended December 31, 2007. For the year ended December 31, 2007 (combined First Trust Target Focus Four Portfolio and First Trust 10 Uncommon Values Portfolio), utilities were the biggest contributor to portfolio performance. The group produced returns well ahead of the benchmark sector, led by Exelon, in addition to having an overweight position. Strong returns from the materials and consumer discretionary sectors relative to their benchmark sectors also added to portfolio performance. Health care was the biggest drag on performance. The portfolio was overweight the sector and the portfolio's holdings trailed the benchmark sector. An underweight position in energy shares also hurt performance relative to the benchmark as energy was the best-performing sector for the period.

All of the data on this page and page 16 represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (CONTINUED)

Growth of a $10,000 Initial Investment October 6, 1999 - December 31, 2007.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        10/6/99   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05   12/31/06   12/31/07
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
First Trust Target
   Focus Four
   Portfolio           $ 10,000   $ 11,400   $  8,390   $  5,400   $  3,410   $  4,670   $  5,200   $  5,230   $  5,440   $  5,750
S&P 500(R) Index (a)     10,000     11,115     10,104      8,903      6,935      8,920      9,895     10,381     12,021     12,681

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                                             1 YEAR      CUMULATIVE     AVERAGE ANNUAL        5 YEAR
                                              INCEPTION       ANNUAL        TOTAL        TOTAL RETURN     AVERAGE ANNUAL
                                                 DATE     TOTAL RETURN     RETURN     (SINCE INCEPTION)    TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio (a)    10/6/99        5.7%        -42.5%             -6.5%             11.0%
S&P 500(R) Index (b)                                          5.5          26.8               2.9              12.8

--------------------------------------------------------------------------------

(a) Effective November 19, 2007, based upon determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust 10 Uncommon Values Portfolio to the First Trust Target Focus Four Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

(b) The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg)

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (CONTINUED)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            PORTFOLIO COMPONENTS (a)

Multi-Utilities                                                  9.6%
Insurance                                                        8.8%
Electric Utilities                                               8.7%
Chemicals                                                        8.5%
Diversified Telecommunication Services                           8.1%
Communications Equipment                                         7.9%
Oil, Gas & Consumable Fuels                                      5.2%
Commercial Banks                                                 3.6%
Media                                                            3.6%
Metals & Mining                                                  3.4%
Semiconductor & Semiconductor Equipment                          3.4%
Gas Utilities                                                    3.3%
Electronic Equipment & Instruments                               2.9%
Household Durables                                               2.3%
Automobiles                                                      2.2%
Energy Equipment & Services                                      2.1%
Paper & Forest Products                                          1.9%
Leisure Equipment & Products                                     1.8%
Diversified Financial Services                                   1.7%
Specialty Retail                                                 1.2%
Multiline Retail                                                 1.2%
Wireless Telecommunication Services                              0.9%
Aerospace & Defense                                              0.9%
Machinery                                                        0.8%
Internet & Catalog Retail                                        0.8%
Airlines                                                         0.7%
Thrifts & Mortgage Finance                                       0.6%
Trading Companies & Distributors                                 0.5%
Road & Rail                                                      0.4%
Food Staples & Retailing                                         0.4%
Commercial Services & Supplies                                   0.4%
Health Care Equipment & Supplies                                 0.3%
Computers & Peripherals                                          0.3%
Pharmaceuticals                                                  0.3%
Containers & Packaging                                           0.3%
Hotels, Restaurants & Leisure                                    0.2%
Personal Products                                                0.2%
Auto Components                                                  0.2%
Capital Markets                                                  0.2%
Textiles, Apparel & Luxury Goods                                 0.2%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

VALUE LINE(R) TARGET 25 PORTFOLIO

Over the twelve months ended December 31, 2007, the Value Line(R) Target 25 Portfolio posted a total return of 18.20% versus 5.24% for the Russell 3000 Index. The NAV increased from $5.00 to $5.91 during the period.

The portfolio of 25 stocks had 11 advancers and 14 decliners. The top three performing stocks, by contribution to return, were Potash Corp. of Saskatchewan Inc. (POT), Research In Motion Ltd. (RIMM) and NVIDIA Corp. (NVDA). The worst-performing stocks, by percentage loss, were Harley-Davidson Inc. (HOG), American Eagle Outfitters Inc. (AEO) and Continental Airlines Inc. (CAL).

The biggest contributor to the portfolio's outperformance was the materials sector, led by Potash, the portfolio's best-performing stock. Information technology stocks were also a top contributor to portfolio performance, led by Research in Motion and NVIDIA. The portfolio's performance was hurt by its underweight position in the energy sector, which was the best-performing sector in the benchmark over the period. Industrials also negatively impacted performance due to the poor performance of Continental Airlines, a bottom three performer in the portfolio.

All of the data on this page represents past performance, which cannot be used to predict future returns that may be achieved by this portfolio. Total return and share price will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Returns assume reinvestment of dividends.

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Oct. 6, 1999-Dec. 31, 2007

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              10/6/99  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04  12/31/05  12/31/06  12/31/07
                              -------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Value Line(R)
   Target 25 Portfolio        $10,000   $16,330   $ 9,320    $4,150    $2,370    $3,340   $ 4,060   $ 4,860   $ 5,000   $ 5,910
Russell 3000 Index (a)         10,000    11,262    10,420     9,229     7,241     9,500    10,631    11,285    13,069    13,755

--------------------------------------------------------------------------------

RETURN COMPARISON                                    PERIODS ENDED DEC. 31, 2007

                                                   1 YEAR      CUMULATIVE       AVERAGE ANNUAL          5 YEAR
                                    INCEPTION      ANNUAL         TOTAL          TOTAL RETURN       AVERAGE ANNUAL
                                       DATE     TOTAL RETURN   RETURN (b)   (SINCE INCEPTION) (b)    TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------
Value Line(R) Target 25 Portfolio    10/6/99        18.2%        -40.9%             -6.2%                20.0%
Russell 3000 Index (a)                               5.2          37.5               3.9                 13.7

--------------------------------------------------------------------------------

(a) The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg)

(b) Effective April 30, 2002, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided reflect the Portfolio performance prior to the name change and the change of the primary investment strategy.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)

                            PORTFOLIO COMPONENTS (a)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Chemicals                                                       22.1%
Communication Equipment                                         16.2%
Semiconductors & Semiconductors Equipment                        8.4%
Leisure Equipment & Products                                     7.9%
Metals & Mining                                                  6.7%
Media                                                            5.7%
Specialty Retail                                                 5.5%
Diversified Telecommunication Services                           5.5%
Multiline Retail                                                 4.7%
Automobiles                                                      4.1%
Internet & Catalog Retail                                        2.8%
Engery Equipment & Services                                      2.1%
Health Care Equipment & Services                                 1.6%
Household Durables                                               1.4%
Commercial Services & Supplies                                   1.4%
Airlines                                                         1.4%
Personal Products                                                1.2%
Containers & Packaging                                           0.8%
Textiles, Apparel & Luxury Goods                                 0.5%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2007 (UNAUDITED)

As a shareholder of the Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio or Value Line(R) Target 25 Portfolio (the "Portfolios"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2007 to December 31, 2007.

                                 ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                      HYPOTHETICAL
                                                        ACTUAL EXPENSES                       (5% RETURN BEFORE EXPENSES)
                                               -----------------------------------  -----------------------------------------------

                                                                         EXPENSES                             EXPENSES
                                                BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                                 ACCOUNT     ACCOUNT    PERIOD (a)    ACCOUNT     ACCOUNT    PERIOD (a)
                                                  VALUE       VALUE    07/01/2007-     VALUE       VALUE    07/01/2007-    EXPENSE
                                               07/01/2007  12/31/2007   12/31/2007  07/01/2007  12/31/2007   12/31/2007     RATIO
                                               ----------  ----------  -----------  ----------  ----------  -----------  ----------
Target Managed VIP Portfolio ...............   $1,000.00   $1,022.30      $6.88     $1,000.00   $1,018.40      $6.87       1.35%
The Dow(R) DART 10 Portfolio ...............    1,000.00      950.80       7.23      1,000.00    1,017.80       7.48       1.47 (b)
The Dow(R) Target Dividend Portfolio .......    1,000.00      972.00       6.76      1,000.00    1,018.35       6.92       1.36
Global Dividend Target 15 Portfolio ........    1,000.00      982.00       6.94      1,000.00    1,018.20       7.07       1.39
S&P(R) Target 24 Portfolio .................    1,000.00    1,019.00       7.48      1,000.00    1,017.80       7.48       1.47 (b)
NASDAQ(R) Target 15 Portfolio ..............    1,000.00    1,105.40       7.80      1,000.00    1,017.80       7.48       1.47 (b)
First Trust Target Focus Four Portfolio ....    1,000.00      961.50       6.77      1,000.00    1,018.30       6.97       1.37 (b)
Value Line(R) Target 25 Portfolio ..........    1,000.00    1,078.50       7.39      1,000.00    1,018.10       7.17       1.41

(a) Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

(b)   These expense ratios reflect expense caps.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                          DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 99.4%

              AEROSPACE & DEFENSE - 0.9%
     13,057   Ladish Co., Inc. (b) ..............................   $    563,932
     13,756   Rockwell Collins, Inc. ............................        990,019
                                                                    ------------
                                                                       1,553,951
                                                                    ------------
              AIR FREIGHT & LOGISTICS - 0.5%
     35,739   Hub Group, Inc., Class A (b) ......................        949,943
                                                                    ------------
              AIRLINES - 0.1%
     10,701   Continental Airlines, Inc., Class B (b) ...........        238,097
                                                                    ------------
              AUTOMOBILES - 1.2%
     44,347   Harley-Davidson, Inc. .............................      2,071,448
                                                                    ------------
              BEVERAGES - 1.7%
     48,886   Coca-Cola (The), Company ..........................      3,000,134
                                                                    ------------
              BUILDING PRODUCTS - 0.2%
     14,500   American Woodmark Corp. ...........................        263,610
                                                                    ------------
              CHEMICALS - 6.3%
     11,325   Albemarle Corp. ...................................        467,156
    110,769   E. I. du Pont de Nemours and Company ..............      4,883,805
      5,830   OM Group, Inc. (b) ................................        335,458
     37,212   Potash Corp. of Saskatchewan, Inc. ................      5,357,040
                                                                    ------------
                                                                      11,043,459
                                                                    ------------
              COMMERCIAL BANKS - 3.0%
     33,224   Barclays PLC, ADR .................................      1,341,253
     25,769   Cascade Bancorp ...................................        358,704
     21,127   HSBC Holdings PLC, ADR ............................      1,768,541
     42,714   Lloyds TSB Group PLC, ADR .........................      1,608,182
     11,540   Royal Bank of Scotland Group PLC, ADR (b) .........        103,283
                                                                    ------------
                                                                       5,179,963
                                                                    ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.5%
     49,506   Cenveo, Inc. (b). .................................        864,870
     18,020   Clean Harbors, Inc. (b) ...........................        931,634
     19,165   Kenexa Corp. (b). .................................        372,184
     10,889   Kimball International, Inc., Class B ..............        149,179
     11,329   TeleTech Holdings, Inc. (b) .......................        240,968
                                                                    ------------
                                                                       2,558,835
                                                                    ------------
              COMMUNICATIONS EQUIPMENT - 10.4%
    247,487   Cisco Systems, Inc. (b) ...........................      6,699,473
     32,765   Packeteer, Inc. (b) ...............................        201,832
     98,480   Research In Motion Ltd. (b) .......................     11,167,632
                                                                    ------------
                                                                      18,068,937
                                                                    ------------
              COMPUTERS & PERIPHERALS - 3.5%
     56,007   International Business Machines Corp. .............      6,054,357
      1,381   Lexmark International, Inc., Class A (b) ..........         48,142
                                                                    ------------
                                                                       6,102,499
                                                                    ------------
              CONSTRUCTION & ENGINEERING - 0.7%
     45,120   Quanta Services, Inc. (b) .........................      1,183,949
                                                                    ------------


                       See Notes to Financial Statements.                Page 21

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                          DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              CONSUMER FINANCE - 2.7%
     73,541   American Express Company ..........................   $  3,825,603
     26,105   First Cash Financial Services, Inc. (b) ...........        383,221
     16,203   World Acceptance Corp. (b) ........................        437,157
                                                                    ------------
                                                                       4,645,981
                                                                    ------------
              CONTAINERS & PACKAGING - 0.1%
      9,842   Rock-Tenn Company, Class A ........................        250,085
                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES - 0.4%
     16,957   Moody's Corp. .....................................        605,365
                                                                    ------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 9.9%
    130,560   BT Group PLC, ADR .................................      7,039,795
     23,873   Consolidated Communications Holdings, Inc. ........        475,073
    106,050   Deutsche Telekom AG, ADR ..........................      2,298,103
     32,029   FairPoint Communications, Inc. ....................        417,017
     69,898   France Telecom S.A., ADR ..........................      2,490,466
    136,404   Koninklijke (Royal) KPN N.V., ADR .................      2,475,733
     64,121   Telecom Italia SpA, ADR ...........................      1,977,492
                                                                    ------------
                                                                      17,173,679
                                                                    ------------
              ELECTRIC UTILITIES - 2.0%
     37,591   Enel SpA, ADR .....................................      2,219,749
      3,455   Entergy Corp. .....................................        412,942
      5,328   FirstEnergy Corp. .................................        385,427
      6,739   FPL Group, Inc. ...................................        456,769
                                                                    ------------
                                                                       3,474,887
                                                                    ------------
              ELECTRICAL EQUIPMENT - 0.8%
     13,772   Rockwell Automation, Inc. .........................        949,717
     18,941   Superior Essex, Inc. (b) ..........................        454,584
                                                                    ------------
                                                                       1,404,301
                                                                    ------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
      5,668   Agilent Technologies, Inc. (b) ....................        208,242
     16,506   Rogers Corp. (b) ..................................        715,865
                                                                    ------------
                                                                         924,107
                                                                    ------------
              ENERGY EQUIPMENT & SERVICES - 1.0%
      1,415   Baker Hughes, Inc. ................................        114,756
      3,330   Core Laboratories N.V. (b) ........................        415,318
     13,003   Gulf Island Fabrication, Inc. .....................        412,325
     15,944   NATCO Group, Inc., Class A (b) ....................        863,368
                                                                    ------------
                                                                       1,805,767
                                                                    ------------
              FOOD PRODUCTS - 0.5%
      8,130   Campbell Soup Company .............................        290,485
     28,528   TreeHouse Foods, Inc. (b) .........................        655,859
                                                                    ------------
                                                                         946,344
                                                                    ------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
      9,109   Immucor, Inc. (b) .................................        309,615
                                                                    ------------


Page 22                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                          DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              HEALTH CARE PROVIDERS & SERVICES - 0.4%
     10,883   Air Methods Corp. (b) .............................   $    540,559
      2,106   Laboratory Corp. of America Holdings (b) ..........        159,066
                                                                    ------------
                                                                         699,625
                                                                    ------------
              HEALTH CARE TECHNOLOGY - 0.8%
     26,548   Omnicell, Inc. (b) ................................        714,938
     33,077   Phase Forward, Inc. (b) ...........................        719,425
                                                                    ------------
                                                                       1,434,363
                                                                    ------------
              HOTELS, RESTAURANTS & LEISURE - 0.7%
     15,609   Buffalo Wild Wings, Inc. (b) ......................        362,441
     28,074   Interstate Hotels & Resorts, Inc. (b) .............        111,173
      6,117   Wynn Resorts Ltd. .................................        685,899
                                                                    ------------
                                                                       1,159,513
                                                                    ------------
              HOUSEHOLD DURABLES - 0.2%
     12,943   Tempur-Pedic International, Inc. ..................        336,130
                                                                    ------------
              INTERNET & CATALOG RETAIL - 0.4%
      6,200   Priceline.com, Inc. (b) ...........................        712,132
                                                                    ------------
              INTERNET SOFTWARE & SERVICES - 0.3%
     40,463   Interwoven, Inc. (b) ..............................        575,384
                                                                    ------------
              IT SERVICES - 0.9%
     33,287   Infosys Technologies Ltd., ADR ....................      1,509,898
                                                                    ------------
              LEISURE EQUIPMENT & PRODUCTS - 1.0%
     18,669   Hasbro, Inc. ......................................        477,553
     66,177   Mattel, Inc. ......................................      1,260,010
                                                                    ------------
                                                                       1,737,563
                                                                    ------------
              LIFE SCIENCES TOOLS & SERVICES - 0.1%
      1,713   Waters Corp. (b) ..................................        135,447
                                                                    ------------
              MACHINERY - 5.4%
     88,583   Caterpillar, Inc. .................................      6,427,582
     53,491   PACCAR, Inc. ......................................      2,914,190
                                                                    ------------
                                                                       9,341,772
                                                                    ------------
              MEDIA - 3.0%
    207,745   DIRECTV Group (The), Inc. (b) .....................      4,803,064
      9,370   Liberty Global, Inc., Class A (b) .................        367,210
                                                                    ------------
                                                                       5,170,274
                                                                    ------------
              METALS & MINING - 1.4%
     11,908   Allegheny Technologies, Inc. ......................      1,028,851
      8,046   Brush Engineered Materials, Inc. (b) ..............        297,863
     24,554   Metal Management, Inc. ............................      1,117,944
                                                                    ------------
                                                                       2,444,658
                                                                    ------------
              MULTI-UTILITIES - 1.3%
     26,459   National Grid Transco PLC, ADR ....................      2,208,003
                                                                    ------------
              MULTILINE RETAIL - 0.6%
     30,265   Nordstrom, Inc. ...................................      1,111,633
                                                                    ------------


                       See Notes to Financial Statements.                Page 23

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                          DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              OIL, GAS & CONSUMABLE FUELS - 8.6%
     28,864   BP PLC, ADR .......................................   $  2,111,979
      9,609   Chevron Corp. .....................................        896,808
     28,714   ENI SpA, ADR ......................................      2,079,755
     95,901   Exxon Mobil Corp. .................................      8,984,965
     44,477   PetroQuest Energy, Inc. (b) .......................        636,021
     54,935   VAALCO Energy, Inc. (b) ...........................        255,448
                                                                    ------------
                                                                      14,964,976
                                                                    ------------
              PERSONAL PRODUCTS - 0.1%
      7,865   NBTY, Inc. (b) ....................................        215,501
                                                                    ------------
              PHARMACEUTICALS - 5.8%
     36,918   GlaxoSmithKline PLC, ADR ..........................      1,860,298
     48,391   Johnson & Johnson .................................      3,227,680
     22,136   Noven Pharmaceuticals, Inc. (b) ...................        307,248
    208,324   Pfizer, Inc. ......................................      4,735,204
                                                                    ------------
                                                                      10,130,430
                                                                    ------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
      6,999   Boston Properties, Inc. ...........................        642,578
                                                                    ------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
     48,385   Atheros Communications (b) ........................      1,477,678
      8,494   Lam Research Corp. (b) ............................        367,196
     95,581   NVIDIA Corp. (b). .................................      3,251,666
     42,976   RF Micro Devices, Inc. (b) ........................        245,393
     18,328   Ultra Clean Holdings, Inc. (b) ....................        223,602
                                                                    ------------
                                                                       5,565,535
                                                                    ------------
              SOFTWARE - 12.2%
     21,561   Ansoft Corp. (b) ..................................        557,352
     12,304   Check Point Software Technologies Ltd. (b) ........        270,196
    365,455   Microsoft Corp. ...................................     13,010,198
    310,998   Oracle Corp. (b) ..................................      7,022,335
     35,746   Tyler Technologies, Inc. (b) ......................        460,766
                                                                    ------------
                                                                      21,320,847
                                                                    ------------
              SPECIALTY RETAIL - 2.5%
     40,049   American Eagle Outfitters, Inc. ...................        831,818
     17,078   Bed Bath & Beyond, Inc. (b) .......................        501,922
     26,702   Buckle (The), Inc. ................................        881,166
     23,208   Charlotte Russe Holding, Inc. (b) .................        374,809
     22,137   Group 1 Automotive, Inc. ..........................        525,754
     10,923   Guess?, Inc. ......................................        413,872
     28,832   Gymboree (The), Corp. (b) .........................        878,223
                                                                    ------------
                                                                       4,407,564
                                                                    ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.1%
      7,621   Steven Madden Ltd. (b) ............................        152,420
                                                                    ------------
              TOBACCO - 0.1%
      3,342   UST, Inc. .........................................        183,142
                                                                    ------------


Page 24                See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                          DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              WIRELESS TELECOMMUNICATION SERVICES - 1.8%
      4,382   Millicom International Cellular S.A. (b) ..........   $    516,813
     69,771   Vodafone Group PLC, ADR ...........................      2,603,854
                                                                    ------------
                                                                       3,120,667
                                                                    ------------

              TOTAL INVESTMENTS - 99.4% .........................    173,035,011
              (Cost $154,965,694)

              NET OTHER ASSETS AND LIABILITIES - 0.6% ...........      1,099,102
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $174,134,113
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

ADR   American Depositary Receipt


                       See Notes to Financial Statements.                Page 25

THE DOW(R) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 99.2%

              CHEMICALS - 8.9%
     32,546   E. I. du Pont de Nemours and Company ..............   $  1,434,953
                                                                    ------------
              COMPUTERS & PERIPHERALS - 11.0%
     16,458   International Business Machines Corp. .............      1,779,110
                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES - 5.2%
     28,555   Citigroup, Inc. ...................................        840,659
                                                                    ------------
              INDUSTRIAL CONGLOMERATES - 10.6%
     20,415   3M Company ........................................      1,721,393
                                                                    ------------
              MACHINERY - 11.7%
     26,024   Caterpillar, Inc. .................................      1,888,302
                                                                    ------------
              OIL, GAS & CONSUMABLE FUELS - 11.9%
     20,635   Exxon Mobil Corp. .................................      1,933,293
                                                                    ------------
              PHARMACEUTICALS - 8.6%
     61,205   Pfizer, Inc. ......................................      1,391,190
                                                                    ------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.9%
     78,140   Intel Corp. .......................................      2,083,212
                                                                    ------------
              SOFTWARE - 11.7%
     53,224   Microsoft Corp. ...................................      1,894,774
                                                                    ------------
              SPECIALTY RETAIL - 6.7%
     40,160   Home Depot (The), Inc. ............................      1,081,910
                                                                    ------------
              TOTAL INVESTMENTS - 99.2% .........................     16,048,796
              (Cost $16,005,855)

              NET OTHER ASSETS AND LIABILITIES - 0.8% ...........        123,113
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $ 16,171,909
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.


Page 26                See Notes to Financial Statements.

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 98.6%

              CHEMICALS - 5.9%
     90,664   Lubrizol (The) Corp. ..............................   $  4,910,362
                                                                    ------------
              COMMERCIAL BANKS - 11.7%
    192,208   Huntington Bancshares, Inc. .......................      2,836,990
     60,645   PNC Financial Services Group, Inc. ................      3,981,344
    120,914   Regions Financial Corp. ...........................      2,859,616
                                                                    ------------
                                                                       9,677,950
                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES - 4.7%
     89,163   JPMorgan Chase & Company ..........................      3,891,965
                                                                    ------------
              ELECTRIC UTILITIES - 21.9%
     75,031   FirstEnergy Corp. .................................      5,427,743
    161,604   Northeast Utilities ...............................      5,059,821
     89,998   Pinnacle West Capital Corp. .......................      3,816,815
    123,714   UniSource Energy Corp. ............................      3,903,177
                                                                    ------------
                                                                      18,207,556
                                                                    ------------
              GAS UTILITIES - 10.9%
    115,919   AGL Resources, Inc. ...............................      4,363,191
    104,494   ONEOK, Inc. .......................................      4,678,197
                                                                    ------------
                                                                       9,041,388
                                                                    ------------
              INSURANCE - 14.7%
     99,531   Cincinnati Financial Corp. ........................      3,935,456
     68,421   Lincoln National Corp. ............................      3,983,471
     89,392   Unitrin, Inc. .....................................      4,289,922
                                                                    ------------
                                                                      12,208,849
                                                                    ------------
              MULTI-UTILITIES - 23.1%
    121,951   Black Hills Corp. .................................      5,378,039
     93,551   DTE Energy Company ................................      4,112,502
    181,758   Energy East Corp. .................................      4,945,635
    111,162   SCANA Corp. .......................................      4,685,478
                                                                    ------------
                                                                      19,121,654
                                                                    ------------
              PAPER & FOREST PRODUCTS - 5.7%
    150,233   MeadWestvaco Corp. ................................      4,702,293
                                                                    ------------
              TOTAL INVESTMENTS - 98.6% .........................     81,762,017
              (Cost $84,273,704)

              NET OTHER ASSETS AND LIABILITIES - 1.4% ...........      1,138,109
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $ 82,900,126
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.


                       See Notes to Financial Statements.                Page 27

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 98.7%

              HONG KONG - 38.7%
  3,785,849   BOC Hong Kong (Holdings) Ltd. (b) .................   $ 10,497,129
  3,237,000   Cheung Kong Infrastructure Holdings Ltd. (b) ......     12,015,717
  2,925,378   Citic Pacific Ltd. (b) ............................     16,173,354
 11,113,000   CNOOC Ltd. (b) ....................................     18,662,880
 16,859,000   PCCW Ltd. (b) .....................................      9,964,363
                                                                    ------------
                                                                      67,313,443
                                                                    ------------
              UNITED KINGDOM - 30.4%
  1,701,144   BT Group PLC (b) ..................................      9,189,681
  1,776,494   Compass Group PLC (b) .............................     10,840,102
  1,860,485   GKN PLC (b) .......................................     10,398,497
    908,366   Lloyds TSB Group PLC (b) ..........................      8,553,813
  3,671,836   Vodafone Group PLC (b) ............................     13,783,782
                                                                    ------------
                                                                      52,765,875
                                                                    ------------
              UNITED STATES - 29.6%
    288,344   AT&T, Inc. ........................................     11,983,577
    273,112   General Electric Company ..........................     10,124,262
    334,296   General Motors Corp. ..............................      8,320,627
    392,642   Pfizer, Inc. ......................................      8,924,753
    274,278   Verizon Communications, Inc. ......................     11,983,206
                                                                    ------------
                                                                      51,336,425
                                                                    ------------
              TOTAL INVESTMENTS - 98.7% .........................    171,415,743
              (Cost $157,986,104)

              NET OTHER ASSETS AND LIABILITIES - 1.3% ...........      2,325,606
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $173,741,349
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Security is fair valued and value is determined in accordance with procedures adopted by the Board of Trustees.

INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

      Diversified Telecommunication Services ....................          24.8%
      Industrial Conglomerates ..................................          15.0
      Commercial Banks ..........................................          11.0
      Oil, Gas & Consumable Fuels ...............................          10.8
      Wireless Telecommunication Services .......................           7.9
      Electric Utilities ........................................           6.9
      Hotels, Restaurants & Leisure .............................           6.3
      Auto Components ...........................................           6.0
      Pharmaceuticals ...........................................           5.2
      Automobiles ...............................................           4.8
      Net Other Assets and Liabilities ..........................           1.3
                                                                    ------------
                                                                          100.0%
                                                                    ============


Page 28                See Notes to Financial Statements.

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 98.4%

              AEROSPACE & DEFENSE - 3.5%
      7,618   Rockwell Collins, Inc. ............................   $    548,267
                                                                    ------------
              AUTOMOBILES - 2.2%
      7,485   Harley-Davidson, Inc. .............................        349,624
                                                                    ------------
              BEVERAGES - 10.5%
     27,074   Coca-Cola (The), Company ..........................      1,661,531
                                                                    ------------
              COMPUTERS & PERIPHERALS - 0.2%
        768   Lexmark International, Inc., Class A (b) ..........         26,772
      3,764   Seagate Technology, Inc. (Escrow Shares) (b) (c) ..              0
                                                                    ------------
                                                                          26,772
                                                                    ------------
              CONSUMER FINANCE - 13.4%
     40,734   American Express Company ..........................      2,118,983
                                                                    ------------
              DIVERSIFIED FINANCIAL SERVICES - 2.1%
      9,392   Moody's Corp. .....................................        335,294
                                                                    ------------
              ELECTRIC UTILITIES - 4.4%
      1,913   Entergy Corp. .....................................        228,642
      2,948   FirstEnergy Corp. .................................        213,258
      3,735   FPL Group, Inc. ...................................        252,747
                                                                    ------------
                                                                         694,647
                                                                    ------------
              ELECTRICAL EQUIPMENT - 3.3%
      7,629   Rockwell Automation, Inc. .........................        526,096
                                                                    ------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
      3,139   Agilent Technologies, Inc. (b) ....................        115,327
                                                                    ------------
              ENERGY EQUIPMENT & SERVICES - 0.4%
        785   Baker Hughes, Inc. ................................         63,664
                                                                    ------------
              FOOD PRODUCTS - 1.0%
      4,503   Campbell Soup Company .............................        160,892
                                                                    ------------
              HEALTH CARE PROVIDERS & SERVICES - 0.6%
      1,169   Laboratory Corp. of America Holdings (b) ..........         88,295
                                                                    ------------
              LEISURE EQUIPMENT & PRODUCTS - 1.4%
     11,170   Mattel, Inc. ......................................        212,677
                                                                    ------------
              LIFE SCIENCES TOOLS & SERVICES - 0.5%
        950   Waters Corp. (b) ..................................         75,117
                                                                    ------------
              MACHINERY - 5.9%
     17,057   PACCAR, Inc. ......................................        929,265
                                                                    ------------
              MEDIA - 5.1%
     35,059   DIRECTV Group (The), Inc. (b) .....................        810,564
                                                                    ------------
              OIL, GAS & CONSUMABLE FUELS - 11.6%
      5,321   Chevron Corp. .....................................        496,609
     14,220   Exxon Mobil Corp. .................................      1,332,272
                                                                    ------------
                                                                       1,828,881
                                                                    ------------
              PHARMACEUTICALS - 11.3%
     26,804   Johnson & Johnson .................................      1,787,827
                                                                    ------------


                       See Notes to Financial Statements.                Page 29

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                           VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.3%
      3,873   Boston Properties, Inc. ...........................   $    355,580
                                                                    ------------
              SOFTWARE - 17.4%
     77,046   Microsoft Corp. ...................................      2,742,838
                                                                    ------------
              TOBACCO - 0.6%
      1,852   UST, Inc. .........................................        101,490
                                                                    ------------
              TOTAL INVESTMENTS - 98.4% .........................     15,533,631
              (Cost $14,951,993)

              NET OTHER   ASSETS AND LIABILITIES - 1.6% .........        255,606
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $ 15,789,237
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Security is fair valued and value is determined in accordance with procedures adopted by the Board of Trustees.


Page 30                See Notes to Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                          DESCRIPTION                         VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 99.5%

              COMMUNICATIONS EQUIPMENT - 22.9%
     26,201   Cisco Systems, Inc. (b) ...........................   $    709,261
     16,628   Research In Motion Ltd. (b) .......................      1,885,615
                                                                    ------------
                                                                       2,594,876
                                                                    ------------
              HOTELS, RESTAURANTS & LEISURE - 7.6%
      7,663   Wynn Resorts Ltd. .................................        859,252
                                                                    ------------
              IT SERVICES - 5.2%
     13,057   Infosys Technologies Ltd., ADR ....................        592,266
                                                                    ------------
              MACHINERY - 7.9%
     16,407   PACCAR, Inc. ......................................        893,853
                                                                    ------------
              MEDIA - 5.7%
     16,503   Liberty Global, Inc., Class A (b) .................        646,753
                                                                    ------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.2%
     11,869   Lam Research Corp. (b) ............................        513,097
     28,940   NVIDIA Corp. (b). .................................        984,539
                                                                    ------------
                                                                       1,497,636
                                                                    ------------
              SOFTWARE - 19.9%
     20,528   Check Point Software Technologies Ltd. (b) ........        450,795
     23,959   Microsoft Corp. ...................................        852,940
     41,768   Oracle Corp. (b) ..................................        943,122
                                                                    ------------
                                                                       2,246,857
                                                                    ------------
              SPECIALTY RETAIL - 8.4%
     18,929   American Eagle Outfitters, Inc. ...................        393,155
     18,847   Bed Bath & Beyond, Inc. (b) .......................        553,913
                                                                    ------------
                                                                         947,068
                                                                    ------------
              WIRELESS TELECOMMUNICATION SERVICES - 8.7%
      8,315   Millicom International Cellular S.A. (b) ..........        980,671
                                                                    ------------
              TOTAL INVESTMENTS - 99.5% .........................     11,259,232
              (Cost $10,351,039)

              NET OTHER ASSETS AND LIABILITIES - 0.5% ...........         56,781
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $ 11,316,013
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

ADR   American Depositary Receipt


                       See Notes to Financial Statements.                Page 31

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (FORMERLY KNOWN AS FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                          VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - 97.6%

              AEROSPACE & DEFENSE - 0.9%
      1,022   Esterline Technologies Corp. (b) ..................   $     52,888
        779   Triumph Group, Inc. ...............................         64,151
                                                                    ------------
                                                                         117,039
                                                                    ------------
              AIRLINES - 0.7%
      1,415   Continental Airlines, Inc., Class B (b) ...........         31,484
      4,748   Mesa Air Group, Inc. (b) ..........................         14,671
      1,609   Skywest, Inc. .....................................         43,202
                                                                    ------------
                                                                          89,357
                                                                    ------------
              AUTO COMPONENTS - 0.2%
      2,739   Standard Motor Products, Inc. .....................         22,350
                                                                    ------------
              AUTOMOBILES - 2.1%
        807   Daimler AG ........................................         77,173
      4,081   Harley-Davidson, Inc. .............................        190,624
                                                                    ------------
                                                                         267,797
                                                                    ------------
              CAPITAL MARKETS - 0.2%
      4,117   LaBranche & Company, Inc. (b). ....................         20,750
                                                                    ------------
              CHEMICALS - 8.3%
      1,499   Albemarle Corp. ...................................         61,834
      3,768   Lubrizol (The) Corp. ..............................        204,075
        771   OM Group, Inc. (b) ................................         44,363
      5,603   PolyOne Corp. (b). ................................         36,868
      4,924   Potash Corp. of Saskatchewan, Inc. ................        708,859
                                                                    ------------
                                                                       1,055,999
                                                                    ------------
              COMMERCIAL BANKS - 3.5%
      7,989   Huntington Bancshares, Inc. .......................        117,918
        621   Kookmin Bank, ADR .................................         45,532
      2,530   PNC Financial Services Group, Inc. ................        166,095
      5,026   Regions Financial Corp. ...........................        118,865
                                                                    ------------
                                                                         448,410
                                                                    ------------
              COMMERCIAL SERVICES & SUPPLIES - 0.4%
      1,440   Kimball International, Inc., Class B ..............         19,728
      1,499   TeleTech Holdings, Inc. (b). ......................         31,884
                                                                    ------------
                                                                          51,612
                                                                    ------------
              COMMUNICATIONS EQUIPMENT - 7.7%
      8,618   Research In Motion Ltd. (b) .......................        977,281
                                                                    ------------
              COMPUTERS & PERIPHERALS - 0.3%
      6,269   Palm, Inc. ........................................         39,745
                                                                    ------------
              CONTAINERS & PACKAGING - 0.3%
      1,301   Rock-Tenn Company, Class A ........................         33,058
                                                                    ------------


Page 32                See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (FORMERLY KNOWN AS FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO) - (CONTINUED)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                          VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              DIVERSIFIED FINANCIAL SERVICES - 1.7%
      1,121   ING Groep N.V., ADR ...............................   $     43,618
      3,864   JPMorgan Chase & Company ..........................        168,664
                                                                    ------------
                                                                         212,282
                                                                    ------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 7.9%
      1,850   BCE, Inc. .........................................         73,519
     13,062   BT Group PLC, ADR .................................        704,303
      2,728   Deutsche Telekom AG, ADR ..........................         59,116
      1,798   France Telecom S.A., ADR ..........................         64,063
      2,007   Nippon Telegraph & Telephone Corp., ADR ...........         49,493
      1,649   Telecom Italia SpA, ADR ...........................         50,855
                                                                    ------------
                                                                       1,001,349
                                                                    ------------
              ELECTRIC UTILITIES - 8.5%
      3,119   FirstEnergy Corp. .................................        225,628
      2,190   Korea Electric Power Corp., ADR ...................         45,662
      6,715   Northeast Utilities ...............................        210,247
      3,378   Pepco Holdings, Inc. ..............................         99,077
      3,741   Pinnacle West Capital Corp. .......................        158,656
      5,237   Sierra Pacific Resources ..........................         88,924
      5,142   UniSource Energy Corp. ............................        162,230
      3,369   Westar Energy, Inc. ...............................         87,392
                                                                    ------------
                                                                       1,077,816
                                                                    ------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
      2,466   Agilysys, Inc. ....................................         37,286
      2,768   Arrow Electronics, Inc. (b) .......................        108,727
      3,411   Avnet, Inc. (b) ...................................        119,283
      2,572   CTS Corp. .........................................         25,540
      6,481   Vishay Intertechnology, Inc. (b) ..................         73,948
                                                                    ------------
                                                                         364,784
                                                                    ------------
              ENERGY EQUIPMENT & SERVICES - 2.0%
      1,140   Bristow Group, Inc. (b). ..........................         64,581
        440   Core Laboratories N.V. (b) ........................         54,877
        414   SEACOR Holdings, Inc. (b) .........................         38,394
      1,806   Tidewater, Inc. ...................................         99,077
                                                                    ------------
                                                                         256,929
                                                                    ------------
              FOOD STAPLES & RETAILING - 0.4%
      1,484   Nash Finch Company ................................         52,356
                                                                    ------------
              GAS UTILITIES - 3.2%
      4,819   AGL Resources, Inc. ...............................        181,387
      1,279   Atmos Energy Corp. ................................         35,863
      4,344   ONEOK, Inc. .......................................        194,481
                                                                    ------------
                                                                         411,731
                                                                    ------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      1,204   Immucor, Inc. (b) .................................         40,924
                                                                    ------------


                       See Notes to Financial Statements.                Page 33

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (FORMERLY KNOWN AS FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO) - (CONTINUED)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                          VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              HOTELS, RESTAURANTS & LEISURE - 0.2%
      1,941   O'Charley's, Inc. .................................   $     29,076
                                                                    ------------
              HOUSEHOLD DURABLES - 2.2%
      1,887   Beazer Homes USA, Inc. ............................         14,020
      2,531   Matsushita Electric Industrial Company Ltd., ADR ..         51,734
      1,568   MDC Holdings, Inc. ................................         58,220
        871   Meritage Homes Corp. (b) ..........................         12,690
      1,623   Ryland Group, Inc. ................................         44,714
      1,712   Tempur-Pedic International, Inc. ..................         44,461
      2,764   Toll Brothers, Inc. (b) ...........................         55,446
                                                                    ------------
                                                                         281,285
                                                                    ------------
              INSURANCE - 8.6%
      2,643   Aegon N.V. ........................................         46,332
      2,427   Allianz SE, ADR ...................................         51,574
      2,447   American Financial Group, Inc. ....................         70,669
      1,235   AXA SA, ADR .......................................         49,042
      4,137   Cincinnati Financial Corp. ........................        163,577
      1,797   Hanover Insurance Group (The), Inc. ...............         82,303
        843   Infinity Property & Casualty Corp. ................         30,457
      2,843   Lincoln National Corp. ............................        165,519
      1,466   Manulife Financial Corp. ..........................         59,739
      1,511   SCPIE Holdings, Inc. (b) ..........................         41,507
      1,171   Sun Life Financial, Inc. ..........................         65,506
      5,460   Unitrin, Inc. .....................................        262,025
                                                                    ------------
                                                                       1,088,250
                                                                    ------------
              INTERNET & CATALOG RETAIL - 0.7%
        821   Priceline.com, Inc. (b). ..........................         94,300
                                                                    ------------
              LEISURE EQUIPMENT & PRODUCTS - 1.8%
      2,470   Hasbro, Inc. ......................................         63,183
      1,881   Jakks Pacific, Inc. (b) ...........................         44,410
      6,089   Mattel, Inc. ......................................        115,934
                                                                    ------------
                                                                         223,527
                                                                    ------------
              MACHINERY - 0.8%
      2,975   Timken Company ....................................         97,729
                                                                    ------------
              MEDIA - 3.5%
     19,110   DIRECTV Group (The), Inc. (b) .....................        441,823
                                                                    ------------
              METALS & MINING - 3.3%
      1,576   Allegheny Technologies, Inc. ......................        136,166
      1,611   Barrick Gold Corp. ................................         67,742
      1,065   Brush Engineered Materials, Inc. (b) ..............         39,618
        600   POSCO, ADR ........................................         90,246
      5,003   Worthington Industries, Inc. ......................         89,454
                                                                    ------------
                                                                         423,226
                                                                    ------------


Page 34                See Notes to Financial Statements.

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (FORMERLY KNOWN AS FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO) - (CONTINUED)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                          VALUE
-----------   ---------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)

              MULTI-UTILITIES - 9.3%
      1,623   Avista Corp. ......................................   $     34,959
      7,448   Black Hills Corp. .................................        328,457
      3,890   DTE Energy Company ................................        171,004
     11,101   Energy East Corp. .................................        302,058
      2,824   PNM Resources, Inc. ...............................         60,575
      3,471   Puget Energy, Inc. ................................         95,210
      4,622   SCANA Corp. .......................................        194,817
                                                                    ------------
                                                                       1,187,080
                                                                    ------------
              MULTILINE RETAIL - 1.2%
      4,004   Nordstrom, Inc. ...................................        147,067
                                                                    ------------
              OIL, GAS & CONSUMABLE FUELS - 5.0%
      1,126   Cimarex Energy Company ............................         47,258
      1,064   Encana Corp. ......................................         72,309
        739   ENI SpA, ADR ......................................         53,526
      2,696   Forest Oil Corp. (b). .............................        137,065
        980   Petroleo Brasileiro S.A., ADR .....................        112,935
      2,224   Pioneer Natural Resources Company .................        108,620
      1,435   Repsol YPF S.A., ADR ..............................         51,129
        708   Royal Dutch Shell PLC, ADR ........................         59,614
                                                                    ------------
                                                                         642,456
                                                                    ------------
              PAPER & FOREST PRODUCTS - 1.9%
      3,366   Buckeye Technologies, Inc. (b). ...................         42,075
      6,245   MeadWestvaco Corp. ................................        195,468
                                                                    ------------
                                                                         237,543
                                                                    ------------
              PERSONAL PRODUCTS - 0.2%
      1,039   NBTY, Inc. (b) ....................................         28,469
                                                                    ------------
              PHARMACEUTICALS - 0.3%
      1,693   Alpharma, Inc., Class A (b). ......................         34,114
                                                                    ------------
              ROAD & RAIL - 0.4%
      4,089   Avis Budget Group, Inc. (b) .......................         53,157
                                                                    ------------
              SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.3%
      1,797   MKS Instruments, Inc. (b) .........................         34,395
      8,367   NVIDIA Corp. (b). .................................        284,645
      3,635   Pericom Semiconductor Corp. (b) ...................         67,975
      2,507   Photronics, Inc. (b) ..............................         31,262
                                                                    ------------
                                                                         418,277
                                                                    ------------
              SPECIALTY RETAIL - 1.2%
      3,504   American Eagle Outfitters, Inc. ...................         72,778
      1,445   Guess?, Inc. ......................................         54,751
      1,405   Sonic Automotive, Inc., Class A ...................         27,201
                                                                    ------------
                                                                         154,730
                                                                    ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      1,009   Steven Madden Ltd. (b) ............................         20,180
                                                                    ------------


                   See Notes to Financial Statements.                   Page 35

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (FORMERLY KNOWN AS FIRST TRUST 10 UNCOMMON VALUES PORTFOLIO) - (CONTINUED)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   SHARES                         DESCRIPTION                          VALUE
-----------   ---------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              THRIFTS & MORTGAGE FINANCE - 0.6%
        563   Downey Financial Corp. ............................   $     17,515
      2,729   Flagstar Bancorp, Inc. ............................         19,021
      2,481   Fremont General Corp. .............................          8,683
      1,921   IndyMac Bancorp, Inc. .............................         11,430
      1,856   PMI Group (The), Inc. .............................         24,648
                                                                    ------------
                                                                          81,297
                                                                    ------------
              TRADING COMPANIES & DISTRIBUTORS - 0.5%
      3,441   United Rentals, Inc. (b). .........................         63,177
                                                                    ------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.9%
      3,136   NTT DoCoMo, Inc., ADR .............................         51,430
      1,793   Vodafone Group PLC, ADR ...........................         66,915
                                                                    ------------
                                                                         118,345
                                                                    ------------
              TOTAL INVESTMENTS - 97.6% .........................     12,406,677
              (Cost $12,382,460)

              NET OTHER ASSETS AND LIABILITIES - 2.4%                    301,164
                                                                    ------------
              NET ASSETS - 100.0% ...............................   $ 12,707,841
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

ADR   American Depositary Receipt


Page 36                 See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                       DESCRIPTION                            VALUE
-----------   --------------------------------------------------   ------------

COMMON STOCKS - 98.9%

              AIRLINES - 1.3%
     26,611   Continental Airlines, Inc., Class B (a) ..........   $    592,095
                                                                   ------------
              AUTOMOBILES - 4.0%
     38,023   Harley-Davidson, Inc. ............................      1,776,054
                                                                   ------------
              CHEMICALS - 21.9%
     28,164   Albemarle Corp. ..................................      1,161,765
      8,542   OM Group, Inc. (a) ...............................        491,507
     55,306   Potash Corp. of Saskatchewan, Inc. ...............      7,961,852
                                                                   ------------
                                                                      9,615,124
                                                                   ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.4%
     14,333   Kimball International, Inc., Class B .............        196,362
     20,210   TeleTech Holdings, Inc. (a) ......................        429,867
                                                                   ------------
                                                                        626,229
                                                                   ------------
              COMMUNICATIONS EQUIPMENT - 16.0%
     62,059   Research In Motion Ltd. (a) ......................      7,037,491
                                                                   ------------
              CONTAINERS & PACKAGING - 0.8%
     12,957   Rock-Tenn Company, Class A .......................        329,237
                                                                   ------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 5.4%
     43,998   BT Group PLC, ADR ................................      2,372,372
                                                                   ------------
              ENERGY EQUIPMENT & SERVICES - 2.1%
      7,400   Core Laboratories N.V. (b) .......................        922,928
                                                                   ------------
              HEALTH CARE EQUIPMENT & SERVICES - 1.5%
     20,017   Immucor, Inc. (b) ................................        680,378
                                                                   ------------
              HOUSEHOLD DURABLES - 1.4%
     24,114   Tempur-Pedic International, Inc. .................        626,240
                                                                   ------------
              INTERNET & CATALOG RETAIL - 2.8%
     10,737   Priceline.com, Inc. (b) ..........................      1,233,252
                                                                   ------------
              LEISURE EQUIPMENT & PRODUCTS - 7.8%
     46,427   Hasbro, Inc. .....................................      1,187,603
    118,730   Mattel, Inc. .....................................      2,260,619
                                                                   ------------
                                                                      3,448,222
                                                                   ------------
              MEDIA - 5.7%
    107,667   DIRECTV Group (The), Inc. (a) ....................      2,489,261
                                                                   ------------
              METALS & MINING - 6.6%
     29,263   Allegheny Technologies, Inc. .....................      2,528,323
     10,591   Brush Engineered Materials, Inc. (a) .............        393,985
                                                                   ------------
                                                                      2,922,308
                                                                   ------------
              MULTILINE RETAIL - 4.6%
     55,256   Nordstrom, Inc. ..................................      2,029,553
                                                                   ------------
              PERSONAL PRODUCTS - 1.2%
     19,558   NBTY, Inc. (b) ...................................        535,889
                                                                   ------------


                     See Notes to Financial Statements.                 Page 37

PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                        DESCRIPTION                           VALUE
-----------   --------------------------------------------------   ------------

COMMON STOCKS - (CONTINUED)

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.4%
    107,987   NVIDIA Corp. (a) .................................   $  3,673,718
                                                                   ------------
              SPECIALTY RETAIL - 5.5%
     65,896   American Eagle Outfitters, Inc. ..................      1,368,660
     27,159   Guess?, Inc. .....................................      1,029,054
                                                                   ------------
                                                                      2,397,714
                                                                   ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.5%
     10,033   Steven Madden Ltd. (a) ...........................        200,660
                                                                   ------------
              TOTAL INVESTMENTS - 98.9% ........................     43,508,725
              (Cost $36,346,168)

              NET OTHER ASSETS AND LIABILITIES - 1.1% ..........        489,572
                                                                   ------------
              NET ASSETS - 100.0% ..............................   $ 43,998,297
                                                                   ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

ADR   American  Depositary  Receipt


Page 38                See Notes to Financial Statements.

                       This Page Left Blank Intentionally.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

                                                                                                      THE DOW(R)       GLOBAL
                                                                         TARGET        THE DOW(R)       TARGET        DIVIDEND
                                                                       MANAGED VIP       DART 10       DIVIDEND       TARGET 15
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                      -------------   ------------   ------------   -------------
ASSETS:
Investments, at value (1) .........................................   $ 173,035,011   $ 16,048,796   $ 81,762,017   $ 171,415,743
Cash ..............................................................       1,102,309        201,010      3,367,158       5,811,551
Prepaid expenses ..................................................              --             --             --              --
Receivables:
   Dividends ......................................................         365,822             --        210,592         439,991
   Dividend reclaim ...............................................           7,938             --             --              --
   Interest .......................................................           7,763          1,256         12,036          11,678
   Membership Interest purchased ..................................              --             --             --              --
                                                                      -------------   ------------   ------------   -------------
      Total Assets ................................................     174,518,843     16,251,062     85,351,803     177,678,963
                                                                      -------------   ------------   ------------   -------------
LIABILITIES:
Payables:
   Investment advisory fees .......................................          89,341         15,483         43,595          88,830
   Membership Interest servicing fees .............................         142,910         13,533         68,892         139,254
   12b-1 service fees .............................................          37,226          3,581         18,165          37,012
   Custodian fees .................................................          16,631            413          1,755           1,306
   Administrative fees ............................................           3,871            372          1,892           3,849
   Audit fees .....................................................          16,250         16,250         16,250          16,250
   Legal fees .....................................................          16,134          2,575          8,468           4,367
   Printing fees ..................................................           4,277          4,277          4,277           4,277
   Investment securities purchased ................................           8,935             --      2,232,928       3,065,359
   Membership Interest redeemed ...................................          37,659         21,829         49,034         558,762
Accrued expenses and other payables ...............................          11,496            840          6,421          18,348
                                                                      -------------   ------------   ------------   -------------
      Total Liabilities ...........................................         384,730         79,153      2,451,677       3,937,614
                                                                      -------------   ------------   ------------   -------------
NET ASSETS ........................................................   $ 174,134,113   $ 16,171,909   $ 82,900,126   $ 173,741,349
                                                                      =============   ============   ============   =============
(1) Investments, at cost ..........................................   $ 154,965,694   $ 16,005,855   $ 84,273,704   $ 157,986,104
                                                                      =============   ============   ============   =============
NET ASSETS CONSIST OF:
Paid-in capital ...................................................   $ 112,022,146   $ 12,067,830   $ 72,240,489   $ 128,362,706
Accumulated net investment income (loss) ..........................       2,547,115      1,036,781      4,169,657       7,629,905
Accumulated net realized gain (loss) on investments sold and
   foreign currency transactions ..................................      41,495,535      3,024,357      9,001,667      24,326,011
Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions ..................................      18,069,317         42,941     (2,511,687)     13,422,727
                                                                      -------------   ------------   ------------   -------------
NET ASSETS ........................................................   $ 174,134,113   $ 16,171,909   $ 82,900,126   $ 173,741,349
                                                                      =============   ============   ============   =============
NET ASSET VALUE, offering price and redemption price of
   Membership Interests outstanding (Net Assets / Membership
   Interests outstanding) .........................................   $       12.83   $      10.63   $      11.79   $       23.96
                                                                      =============   ============   ============   =============
Number of Membership Interests outstanding ........................      13,576,959      1,521,840      7,033,344       7,250,311
                                                                      =============   ============   ============   =============


Page 40                See Notes to Financial Statements.

                                                                                                     FIRST TRUST
                                                                         S&P(R)         NASDAQ(R)       TARGET      VALUE LINE(R)
                                                                        TARGET 24       TARGET 15     FOCUS FOUR      TARGET 25
                                                                        PORTFOLIO       PORTFOLIO    PORTFOLIO (a)     PORTFOLIO
                                                                      -------------   ------------   -------------  -------------
ASSETS:
Investments, at value (1) .........................................   $  15,533,631   $ 11,259,232   $ 12,406,677   $  43,508,725
Cash ..............................................................         212,631        207,384        533,689         445,402
Prepaid expenses ..................................................           1,417             --             --              --
Receivables:
   Dividends ......................................................          43,811         18,937         22,191          62,349
   Dividend reclaim ...............................................              --             --             --              --
   Interest .......................................................             835            655          3,357             759
   Membership Interest purchased ..................................          47,704             --         24,856          83,083
                                                                      -------------   ------------   ------------   -------------
     Total Assets .................................................      15,840,029     11,486,208     12,990,770      44,100,318
                                                                      -------------   ------------   ------------   -------------
LIABILITIES:
Payables:
   Investment advisory fees .......................................           9,721          7,325          5,678          22,375
   Membership Interest servicing fees .............................          12,481          9,636          5,105          34,527
   12b-1 service fees .............................................           3,369          2,423          1,960           9,323
   Custodian fees .................................................           1,044          1,049            561           2,621
   Administrative fees ............................................             350            252            204             970
   Audit fees .....................................................          16,250         16,250         16,250          16,250
   Legal fees .....................................................           2,252            949            509           3,726
   Printing fees ..................................................           4,277          4,277          4,277           4,277
   Investment securities purchased ................................              --             --        246,981              --
   Membership Interest redeemed ...................................              --        127,239             --              --
Accrued expenses and other payables ...............................           1,048            795          1,404           7,952
                                                                      -------------   ------------   ------------   -------------
     Total Liabilities ............................................          50,792        170,195        282,929         102,021
                                                                      -------------   ------------   ------------   -------------
NET ASSETS ........................................................   $  15,789,237   $ 11,316,013   $ 12,707,841   $  43,998,297
                                                                      =============   ============   ============   =============
(1) Investments, at cost ..........................................   $  14,951,993   $ 10,351,039   $ 12,382,460   $  36,346,168
                                                                      =============   ============   ============   =============
NET ASSETS CONSIST OF:
Paid-in capital ...................................................   $  13,426,892   $ 11,470,094   $ 28,451,626   $  26,787,821
Accumulated net investment income (loss) ..........................             131       (419,439)      (223,659)       (922,246)
Accumulated net realized gain (loss) on investments sold and
   foreign currency transactions ..................................       1,780,576       (642,835)   (15,544,343)     10,970,165
Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions ..................................         581,638        908,193         24,217       7,162,557
                                                                      -------------   ------------   ------------   -------------
NET ASSETS ........................................................   $  15,789,237   $ 11,316,013   $ 12,707,841   $  43,998,297
                                                                      =============   ============   ============   =============
NET ASSET VALUE, offering price and redemption price of
   Membership Interests outstanding (Net Assets / Membership
   Interests outstanding) .........................................   $        9.66   $      12.38   $       5.75   $        5.91
                                                                      =============   ============   ============   =============
Number of Membership Interests outstanding ........................       1,633,671        914,132      2,208,296       7,448,564
                                                                      =============   ============   ============   =============

----------
(a) Effective November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.

                       See Notes to Financial Statements.                Page 41

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                      THE DOW(R)       GLOBAL
                                                                         TARGET        THE DOW(R)       TARGET        DIVIDEND
                                                                       MANAGED VIP       DART 10       DIVIDEND       TARGET 15
                                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                      -------------   ------------   ------------   -------------
INVESTMENT INCOME:
Dividends .........................................................   $   3,674,010   $    521,242   $  3,201,463   $   6,270,022
Foreign withholding tax on dividend income ........................        (179,773)            --             --              --
Interest ..........................................................          56,038         10,349         49,725         118,987
                                                                      -------------   ------------   ------------   -------------
   Total investment income ........................................       3,550,275        531,591      3,251,188       6,389,009
                                                                      -------------   ------------   ------------   -------------
EXPENSES:
Investment advisory fees ..........................................       1,136,286        128,494        570,530         971,823
Membership Interest servicing fees ................................         614,162         69,410        308,531         524,702
12b-1 service fees ................................................         473,452         53,539        237,721         404,926
Fund accounting fees ..............................................         104,160         11,779         52,304          89,084
Custodian fees ....................................................          78,475         21,785         31,484         109,954
Administration fees ...............................................          49,239          5,568         24,726          42,112
Audit fees ........................................................          17,075         17,075         17,075          17,075
Legal fees ........................................................          29,884          7,567         22,367          34,660
Printing fees .....................................................          10,423         10,423         10,423          10,423
Trustees' fees and expenses .......................................          15,061          1,701          7,658          11,060
Other .............................................................          27,388          5,427         11,345          29,886
                                                                      -------------   ------------   ------------   -------------
   Total expenses .................................................       2,555,605        332,768      1,294,164       2,245,705
   Fees waived or expenses reimbursed by the investment advisor ...              --        (18,107)            --              --
                                                                      -------------   ------------   ------------   -------------
Net expenses ......................................................       2,555,605        314,661      1,294,164       2,245,705
                                                                      -------------   ------------   ------------   -------------
NET INVESTMENT INCOME (LOSS) ......................................         994,670        216,930      1,957,024       4,143,304
                                                                      -------------   ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ....................................................      16,852,935      1,956,422     10,059,289      18,645,507
   Foreign currency transactions ..................................              --             --             --          17,392
                                                                      -------------   ------------   ------------   -------------
Net realized gain (loss) ..........................................      16,852,935      1,956,422     10,059,289      18,662,899
                                                                      -------------   ------------   ------------   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ....................................................      (1,461,244)    (2,105,131)   (11,223,606)     (7,345,890)
   Foreign currency translation ...................................              --             --             --         (10,309)
                                                                      -------------   ------------   ------------   -------------
Net change in unrealized appreciation (depreciation) ..............      (1,461,244)    (2,105,131)   (11,223,606)     (7,356,199)
                                                                      -------------   ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...........................      15,391,691       (148,709)    (1,164,317)     11,306,700
                                                                      -------------   ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................................   $  16,386,361   $     68,221   $    792,707   $  15,450,004
                                                                      =============   ============   ============   =============


Page 42                See Notes to Financial Statements.

                                                                                                      FIRST TRUST
                                                                         S&P(R)         NASDAQ(R)       TARGET      VALUE LINE(R)
                                                                        TARGET 24       TARGET 15     FOCUS FOUR      TARGET 25
                                                                        PORTFOLIO       PORTFOLIO    PORTFOLIO (a)    PORTFOLIO
                                                                      -------------   ------------   -------------  -------------
INVESTMENT INCOME:
Dividends .........................................................   $     288,664   $     91,552   $    162,262   $     420,077
Foreign withholding tax on dividend income ........................              --             --           (347)         (3,000)
Interest ..........................................................           9,526         11,806          5,440          18,889
                                                                      -------------   ------------   ------------   -------------
   Total investment income ........................................         298,190        103,358        167,355         435,966
                                                                      -------------   ------------   ------------   -------------
EXPENSES:
Investment advisory fees ..........................................          94,201         54,831         34,312         251,765
Membership Interest servicing fees ................................          50,838         29,583         18,499         136,004
12b-1 service fees ................................................          39,250         22,847         14,297         104,902
Fund accounting fees ..............................................           8,635          5,026          3,145          23,078
Custodian fees ....................................................          10,650         14,330          6,731          18,363
Administration fees ...............................................           4,082          2,376          1,487          10,910
Audit fees ........................................................          17,075         17,075         17,075          17,075
Legal fees ........................................................             598            715            583           5,621
Printing fees .....................................................          10,423         10,423         10,423          10,423
Trustees' fees and expenses .......................................           1,220            694            419           3,332
Other .............................................................           6,894          3,127          3,721           9,355
                                                                      -------------   ------------   ------------   -------------
   Total expenses .................................................         243,866        161,027        110,692         590,828
   Fees waived or expenses reimbursed by the investment advisor ...         (13,114)       (26,812)       (31,897)             --
                                                                      -------------   ------------   ------------   -------------
Net expenses ......................................................         230,752        134,215         78,795         590,828
                                                                      -------------   ------------   ------------   -------------
NET INVESTMENT INCOME (LOSS) ......................................          67,438        (30,857)        88,560        (154,862)
                                                                      -------------   ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ....................................................         616,434      1,513,814        691,356         807,899
   Foreign currency transactions ..................................              --             --             --              --
                                                                      -------------   ------------   ------------   -------------
Net realized gain (loss) ..........................................         616,434      1,513,814        691,356         807,899
                                                                      -------------   ------------   ------------   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ....................................................        (102,231)        70,115       (536,432)      6,072,635
   Foreign currency translation ...................................              --             --             --              --
                                                                      -------------   ------------   ------------   -------------
Net change in unrealized appreciation (depreciation) ..............        (102,231)        70,115       (536,432)      6,072,635
                                                                      -------------   ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...........................         514,203      1,583,929        154,924       6,880,534
                                                                      -------------   ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................................   $     581,641   $  1,553,072   $    243,484   $   6,725,672
                                                                      =============   ============   ============   =============


----------
(a) Effective November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.


                       See Notes to Financial Statements.                Page 43

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                      THE DOW(R)        GLOBAL
                                                                         TARGET       THE DOW(R)        TARGET         DIVIDEND
                                                                      MANAGED VIP       DART 10        DIVIDEND       TARGET 15
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                     -------------   ------------   -------------   -------------
OPERATIONS:
Net investment income (loss) .....................................   $     994,670   $    216,930   $   1,957,024   $   4,143,304
Net realized gain (loss) .........................................      16,852,935      1,956,422      10,059,289      18,662,899
Net change in unrealized appreciation (depreciation) .............      (1,461,244)    (2,105,131)    (11,223,606)     (7,356,199)
                                                                     -------------   ------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ..      16,386,361         68,221         792,707      15,450,004
Net increase (decrease) in net assets from Membership
   Interest transactions .........................................     (46,120,091)   (11,850,865)    (18,798,819)     29,454,975
                                                                     -------------   ------------   -------------   -------------
Net increase (decrease) in net assets ............................     (29,733,730)   (11,782,644)    (18,006,112)     44,904,979
NET ASSETS:
Beginning of period ..............................................     203,867,843     27,954,553     100,906,238     128,836,370
                                                                     -------------   ------------   -------------   -------------
End of period ....................................................   $ 174,134,113   $ 16,171,909   $  82,900,126   $ 173,741,349
                                                                     =============   ============   =============   =============
Accumulated net investment income (loss) at end of period ........   $   2,547,115   $  1,036,781   $   4,169,657   $   7,629,905
                                                                     =============   ============   =============   =============

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                      THE DOW(R)        GLOBAL
                                                                         TARGET       THE DOW(R)        TARGET         DIVIDEND
                                                                      MANAGED VIP       DART 10        DIVIDEND       TARGET 15
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                     -------------   ------------   -------------   -------------
OPERATIONS:
Net investment income (loss) .....................................   $   1,011,630   $    271,334   $   1,743,800   $   2,355,549
Net realized gain (loss) .........................................      12,074,762      1,496,845        (991,444)      2,833,561
Net change in unrealized appreciation (depreciation) .............       6,152,339      2,372,141      12,640,964      18,098,166
                                                                     -------------   ------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ..      19,238,731      4,140,320      13,393,320      23,287,276
Net increase (decrease) in net assets from Membership
   Interest transactions .........................................       1,736,753     12,203,112      29,074,615      68,758,271
                                                                     -------------   ------------   -------------   -------------
Net increase (decrease) in net assets ............................      20,975,484     16,343,432      42,467,935      92,045,547
NET ASSETS:
Beginning of period ..............................................     182,892,359     11,611,121      58,438,303      36,790,823
                                                                     -------------   ------------   -------------   -------------
End of period ....................................................   $ 203,867,843   $ 27,954,553   $ 100,906,238   $ 128,836,370
                                                                     =============   ============   =============   =============
Accumulated net investment income (loss) at end of period ........   $   1,552,445   $    819,851   $   2,212,633   $   3,486,601
                                                                     =============   ============   =============   =============


Page 44                    See Notes to Financial Statements.

                                                                                                    FIRST TRUST
                                                                        S&P(R)        NASDAQ(R)     TARGET FOCUS   VALUE LINE(R)
                                                                       TARGET 24      TARGET 15         FOUR         TARGET 25
                                                                       PORTFOLIO      PORTFOLIO    PORTFOLIO (a)     PORTFOLIO
                                                                     ------------   ------------   -------------   -------------
OPERATIONS:
Net investment income (loss) .....................................   $     67,438   $    (30,857)  $      88,560   $    (154,862)
Net realized gain (loss) .........................................        616,434      1,513,814         691,356         807,899
Net change in unrealized appreciation (depreciation) .............       (102,231)        70,115        (536,432)      6,072,635
                                                                     ------------   ------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ..        581,641      1,553,072         243,484       6,725,672
Net increase (decrease) in net assets from Membership
   Interest transactions .........................................       (849,064)     2,445,352       6,730,425      (6,502,992)
                                                                     ------------   ------------   -------------   -------------
Net increase (decrease) in net assets ............................       (267,423)     3,998,424       6,973,909         222,680
NET ASSETS:
Beginning of period ..............................................     16,056,660      7,317,589       5,733,932      43,775,617
                                                                     ------------   ------------   -------------   -------------
End of period ....................................................   $ 15,789,237   $ 11,316,013   $  12,707,841   $  43,998,297
                                                                     ============   ============   =============   =============
Accumulated net investment income (loss) at end of period ........   $        131   $   (419,439)  $    (223,659)  $    (922,246)
                                                                     ============   ============   =============   =============

                                                                                                    FIRST TRUST
                                                                         S&P(R)       NASDAQ(R)     10 UNCOMMON    VALUE LINE(R)
                                                                       TARGET 24      TARGET 15        VALUES        TARGET 25
                                                                       PORTFOLIO      PORTFOLIO    PORTFOLIO (a)     PORTFOLIO
                                                                     ------------   ------------   -------------   -------------
OPERATIONS:
Net investment income (loss) .....................................   $    (65,939)  $    (73,951)  $      72,492   $    (427,260)
Net realized gain (loss) .........................................        600,055        401,679        (305,030)      5,648,868
Net change in unrealized appreciation (depreciation) .............       (176,427)       226,687         487,348      (4,223,703)
                                                                     ------------   ------------   -------------   -------------
Net increase (decrease) in net assets resulting from operations ..        357,689        554,415         254,810         997,905
Net increase (decrease) in net assets from Membership
   Interest transactions .........................................     (2,350,331)       211,629      (1,525,206)    (11,294,704)
                                                                     ------------   ------------   -------------   -------------
Net increase (decrease) in net assets ............................     (1,992,642)       766,044      (1,270,396)    (10,296,799)
NET ASSETS:
Beginning of period ..............................................     18,049,302      6,551,545       7,004,328      54,072,416
                                                                     ------------   ------------   -------------   -------------
End of period ....................................................   $ 16,056,660   $  7,317,589   $   5,733,932   $  43,775,617
                                                                     ============   ============   =============   =============
Accumulated net investment income (loss) at end of period ........   $    (67,307)  $   (388,582)  $    (312,219)  $    (767,384)
                                                                     ============   ============   =============   =============


----------
(a) Effective November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.


                   See Notes to Financial Statements.                    Page 45

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                       GLOBAL
                                   TARGET         THE DOW(R)       THE DOW(R)         DIVIDEND
                                 MANAGED VIP       DART 10      TARGET DIVIDEND      TARGET 15
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                ------------    ------------    ---------------    -------------
AMOUNT:
Sold ........................   $ 33,198,995    $  9,054,867    $    31,501,103    $ 110,666,005
Redeemed ....................    (79,319,086)    (20,905,732)       (50,299,922)     (81,211,030)
                                ------------    ------------    ---------------    -------------
Net increase (decrease) .....   $(46,120,091)   $(11,850,865)   $   (18,798,819)   $  29,454,975
                                ============    ============    ===============    =============
MEMBERSHIP INTEREST:
Sold ........................      2,637,071         835,612          2,623,494        4,715,978
Redeemed ....................     (6,457,536)     (1,960,550)        (4,245,542)      (3,559,590)
                                ------------    ------------    ---------------    -------------
Net increase (decrease) .....     (3,820,465)     (1,124,938)        (1,622,048)       1,156,388
                                ============    ============    ===============    =============

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                       GLOBAL
                                   TARGET         THE DOW(R)       THE DOW(R)         DIVIDEND
                                 MANAGED VIP       DART 10      TARGET DIVIDEND      TARGET 15
                                  PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                ------------    ------------    ---------------    -------------
AMOUNT:
Sold ........................   $ 57,979,776    $ 25,748,489    $    71,866,833    $  82,240,730
Redeemed ....................    (56,243,023)    (13,545,377)       (42,792,218)     (13,482,459)
                                ------------    ------------    ---------------    -------------
Net increase (decrease) .....   $  1,736,753    $ 12,203,112    $    29,074,615    $  68,758,271
                                ============    ============    ===============    =============

MEMBERSHIP INTEREST:
Sold ........................      5,322,595       2,633,412          6,615,423        4,474,962
Redeemed ....................     (5,325,032)     (1,367,662)        (3,879,344)        (790,977)
                                ------------    ------------    ---------------    -------------
Net increase (decrease) .....         (2,437)      1,265,750          2,736,079        3,683,985
                                ============    ============    ===============    =============


Page 46                See Notes to Financial Statements.

                                                                 FIRST TRUST
                                    S&P(R)        NASDAQ(R)     TARGET FOCUS    VALUE LINE(R)
                                  TARGET 24       TARGET 15         FOUR          TARGET 25
                                  PORTFOLIO       PORTFOLIO     PORTFOLIO(a)      PORTFOLIO
                                ------------    ------------    ------------    -------------
AMOUNT:
Sold ........................   $  6,366,206    $ 12,131,317    $  9,181,905    $  14,539,574
Redeemed ....................     (7,215,270)     (9,685,965)     (2,451,480)     (21,042,566)
                                ------------    ------------    ------------    -------------
Net increase (decrease) .....   $   (849,064)   $  2,445,352    $  6,730,425    $  (6,502,992)
                                ============    ============    ============    =============
MEMBERSHIP INTEREST:
Sold ........................        669,130       1,062,892       1,579,259        2,574,667
Redeemed ....................       (765,671)       (868,175)       (424,625)      (3,878,165)
                                ------------    ------------    ------------    -------------
Net increase (decrease) .....        (96,541)        194,717       1,154,634       (1,303,498)
                                ============    ============    ============    =============

                                                                 FIRST TRUST
                                    S&P(R)        NASDAQ(R)      10 UNCOMMON    VALUE LINE(R)
                                  TARGET 24       TARGET 15        VALUES         TARGET 25
                                  PORTFOLIO       PORTFOLIO     PORTFOLIO(a)      PORTFOLIO
                                ------------    ------------    ------------    -------------
AMOUNT:
Sold ........................   $  5,588,648    $  2,758,286    $    649,604    $  14,735,448
Redeemed ....................     (7,938,979)     (2,546,657)     (2,174,810)     (26,030,152)
                                ------------    ------------    ------------    -------------
Net increase (decrease) .....   $ (2,350,331)   $    211,629    $ (1,525,206)   $ (11,294,704)
                                ============    ============    ============    =============
MEMBERSHIP INTEREST:
Sold ........................        615,057         278,599         120,859        2,947,802
Redeemed ....................       (885,077)       (260,692)       (405,925)      (5,316,022)
                                ------------    ------------    ------------    -------------
Net increase (decrease) .....       (270,020)         17,907        (285,066)      (2,368,220)
                                ============    ============    ============    =============


----------
(a) Effective November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.


                       See Notes to Financial Statements.                Page 47

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                        12/31/07        12/31/06        12/31/05        12/31/04        12/31/03
                                                       ----------      ----------     -----------     -----------      ----------
Net asset value, beginning of period ...............   $    11.72      $    10.51     $      9.80     $      8.73      $     6.47
                                                       ----------      ----------     -----------     -----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.07 (a)        0.06            0.03            0.01 (a)        0.02
Net realized and unrealized gain (loss) ............         1.04            1.15            0.68            1.06            2.24
                                                       ----------      ----------     -----------     -----------      ----------
Total from investment operations ...................         1.11            1.21            0.71            1.07            2.26
                                                       ----------      ----------     -----------     -----------      ----------
Net asset value, end of period .....................   $    12.83      $    11.72     $     10.51     $      9.80      $     8.73
                                                       ==========      ==========     ===========     ===========      ==========
TOTAL RETURN (b) ...................................         9.47%          11.51%           7.24%          12.26%          34.93%
                                                       ==========      ==========     ===========     ===========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............   $  174,134      $  203,868     $   182,892     $   108,473      $   20,488
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .............................         1.35%           1.37%           1.48%           2.07%           1.69%
Ratio of operating expenses to average
   net assets ......................................         1.35%           1.37%           1.47%           1.47%           1.47%
Ratio of net investment income to average
   net assets ......................................         0.53%           0.54%           0.26%           0.14%           0.41%
Portfolio turnover rate ............................           88%             94%             76%             43%             72%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


Page 48                See Notes to Financial Statements.

THE DOW(R) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                          YEAR            YEAR            YEAR             YEAR             YEAR
                                                          ENDED           ENDED           ENDED            ENDED            ENDED
                                                        12/31/07        12/31/06         12/31/05         12/31/04        12/31/03
                                                       ----------      ----------      -----------      -----------      ----------
Net asset value, beginning of period ...............   $    10.56      $     8.41      $      8.69      $      8.37      $     6.98
                                                       ----------      ----------      -----------      -----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.11 (a)        0.14 (a)         0.14 (a)         0.15 (a)        0.22
Net realized and unrealized gain (loss) ............        (0.04)           2.01            (0.42)            0.17            1.17
                                                       ----------      ----------      -----------      -----------      ----------
Total from investment operations ...................         0.07            2.15            (0.28)            0.32            1.39
                                                       ----------      ----------      -----------      -----------      ----------
Net asset value, end of period .....................   $    10.63      $    10.56      $      8.41      $      8.69      $     8.37
                                                       ==========      ==========      ===========      ===========      ==========
TOTAL RETURN (b) ...................................         0.66%          25.56%           (3.22)%           3.82%          19.91%
                                                       ==========      ==========      ===========      ===========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............   $   16,172      $   27,955      $    11,611      $    12,749      $    4,268
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .............................         1.56%           1.47%            1.59%            2.33%           3.27%
Ratio of operating expenses to average
   net assets ......................................         1.47%           1.47%            1.47%            1.47%           1.47%
Ratio of net investment income to average
   net assets ......................................         1.01%           1.47%            1.66%            1.84%           2.37%
Portfolio turnover rate ............................           98%             82%             145%              57%             78%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


                       See Notes to Financial Statements.                Page 49

THE DOW(R) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                          YEAR            YEAR            PERIOD
                                                          ENDED           ENDED           ENDED
                                                        12/31/07        12/31/06       12/31/05 (a)
                                                       ----------      ----------      ------------
Net asset value, beginning of period ...............   $    11.66      $     9.87      $      10.00
                                                       ----------      ----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.25 (b)        0.23 (b)          0.12 (b)
Net realized and unrealized gain (loss) ............        (0.12)           1.56             (0.25)
                                                       ----------      ----------      ------------
Total from investment operations ...................         0.13            1.79             (0.13)
                                                       ----------      ----------      ------------
Net asset value, end of period .....................   $    11.79      $    11.66      $       9.87
                                                       ==========      ==========      ============
TOTAL RETURN (c) ...................................         1.12%          18.14%            (1.30)%
                                                       ==========      ==========      ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............   $   82,900      $  100,906      $     58,438
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .............................         1.36%           1.37%             1.52%(d)
Ratio of operating expenses to average net assets ..         1.36%           1.37%             1.47%(d)
Ratio of net investment income to average
   net assets ......................................         2.06%           2.11%             2.00%(d)
Portfolio turnover rate ............................           83%             78%               18%

----------
(a)   The Portfolio commenced operations on May 2, 2005.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d)   Annualized.


Page 50                See Notes to Financial Statements.

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR            YEAR             YEAR             YEAR             YEAR
                                                         ENDED           ENDED            ENDED            ENDED            ENDED
                                                       12/31/07        12/31/06       12/31/05 (a)        12/31/04        12/31/03
                                                      ----------      ----------      ------------      -----------      ----------
Net asset value, beginning of period ..............   $    21.14      $    15.27      $      13.86      $     11.05      $     8.24
                                                      ----------      ----------      ------------      -----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................         0.60 (b)        0.63 (b)          0.35 (b)         0.27 (b)        0.33
Net realized and unrealized gain (loss) ...........         2.22            5.24              1.06             2.54            2.48
                                                      ----------      ----------      ------------      -----------      ----------
Total from investment operations ..................         2.82            5.87              1.41             2.81            2.81
                                                      ----------      ----------      ------------      -----------      ----------
Net asset value, end of period ....................   $    23.96      $    21.14      $      15.27      $     13.86      $    11.05
                                                      ==========      ==========      ============      ===========      ==========
TOTAL RETURN (c) ..................................        13.34%          38.44%            10.17%           25.43%          34.10%
                                                      ==========      ==========      ============      ===========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $  173,741      $  128,836      $     36,791      $    22,618      $    3,050
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ............................         1.39%           1.47%             1.61%            2.67%           4.51%
Ratio of operating expenses to average
   net assets .....................................         1.39%           1.47%             1.47%            1.47%           1.47%
Ratio of net investment income to average
   net assets .....................................         2.56%           3.45%             2.49%            2.18%           3.36%
Portfolio turnover rate ...........................           60%             33%               70%              49%             66%

----------
(a) Effective May 2, 2005, based upon the determination of the Fund's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


                       See Notes to Financial Statements.                Page 51

S&P(R) TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       YEAR         YEAR       YEAR       YEAR       YEAR
                                                                       ENDED        ENDED      ENDED      ENDED      ENDED
                                                                     12/31/07     12/31/06   12/31/05   12/31/04   12/31/03
                                                                     --------     --------   --------   --------   --------
Net asset value, beginning of period .............................   $   9.28     $   9.02   $   8.66   $   7.62   $   6.14
                                                                     --------     --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................................       0.04 (a)    (0.04)      0.02      (0.03)      0.03
Net realized and unrealized gain (loss) ..........................       0.34         0.30       0.34       1.07       1.45
                                                                     --------     --------   --------   --------   --------
Total from investment operations .................................       0.38         0.26       0.36       1.04       1.48
                                                                     --------     --------   --------   --------   --------
Net asset value, end of period ...................................   $   9.66     $   9.28   $   9.02   $   8.66   $   7.62
                                                                     ========     ========   ========   ========   ========
TOTAL RETURN (b) .................................................       4.10%        2.88%      4.16%     13.65%     24.10%
                                                                     ========     ========   ========   ========   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................   $ 15,789     $ 16,057   $ 18,049   $ 14,158   $  5,554
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ...........................................       1.55%        1.56%      1.58%      2.37%      2.89%
Ratio of operating expenses to average
   net assets ....................................................       1.47%        1.47%      1.47%      1.47%      1.47%
Ratio of net investment income (loss)
   to average net assets .........................................       0.43%       (0.40)%     0.20%     (0.51)%     0.46%
Portfolio turnover rate ..........................................        115%         106%       113%       104%        84%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


Page 52                    See Notes to Financial Statements.

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR          YEAR          YEAR          YEAR          YEAR
                                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                                12/31/07      12/31/06      12/31/05      12/31/04      12/31/03
                                                                --------      --------      --------      --------      --------
Net asset value, beginning of period ........................   $  10.17      $   9.34      $   9.04      $   9.29      $   6.83
                                                                --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .........................................      (0.04) (a)    (0.11) (a)    (0.07) (a)    (0.10) (a)    (0.14)
Net realized and unrealized gain (loss) .....................       2.25          0.94          0.37         (0.15)         2.60
                                                                --------      --------      --------      --------      --------
Total from investment operations ............................       2.21          0.83          0.30         (0.25)         2.46
                                                                --------      --------      --------      --------      --------
Net asset value, end of period ..............................   $  12.38      $  10.17      $   9.34      $   9.04      $   9.29
                                                                ========      ========      ========      ========      ========
TOTAL RETURN (b) ............................................      21.73%         8.89%         3.32%        (2.69)%       36.02%
                                                                ========      ========      ========      ========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................   $ 11,316      $  7,318      $  6,552      $  7,028      $  5,073
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ......................................       1.76%         1.84%         1.83%         2.52%         2.96%
Ratio of operating expenses to average
   net assets ...............................................       1.47%         1.47%         1.47%         1.47%         1.47%
Ratio of net investment loss to average
   net assets ...............................................      (0.34)%       (1.08)%       (0.80)%       (1.20)%       (1.34)%
Portfolio turnover rate .....................................        161%           92%          175%          117%           83%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


                   See Notes to Financial Statements.                    Page 53

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 YEAR            YEAR          YEAR          YEAR       YEAR
                                                                 ENDED           ENDED         ENDED         ENDED      ENDED
                                                              12/31/07 (a)     12/31/06      12/31/05      12/31/04   12/31/03
                                                              ------------     --------      --------      --------   --------
Net asset value, beginning of period ......................   $       5.44     $   5.23      $   5.20      $   4.67   $   3.41
                                                              ------------     --------      --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................           0.09 (b)     0.06 (b)     (0.01) (b)    (0.02)     (0.01)
Net realized and unrealized gain (loss) ...................           0.22         0.15          0.04          0.55       1.27
                                                              ------------     --------      --------      --------   --------
Total from investment operations ..........................           0.31          0.21         0.03          0.53       1.26
                                                              ------------     --------      --------      --------   --------
Net asset value, end of period ............................   $       5.75     $   5.44      $   5.23      $   5.20   $   4.67
                                                              ============     ========      ========      ========   ========
TOTAL RETURN (c) ..........................................           5.70%        4.02%         0.58%        11.35%     36.95%
                                                              ============     ========      ========      ========   ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................   $     12,708     $  5,734      $  7,004      $  9,803   $  9,487
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed ....................................           1.92%        1.79%         1.69%         1.61%      2.36%
Ratio of operating expenses to average
   net assets .............................................           1.37%        1.37%         1.37%         1.37%      1.37%
Ratio of net investment income (loss)
   to average net assets ..................................           1.54%        1.14%        (0.16)%       (0.11)%    (0.29)%
Portfolio turnover rate ...................................            130%          87%           92%          123%       117%

----------
(a) Effective on or about November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio. The Portfolio's investment strategy was also changed. The performance figures provided reflect the Portfolio's performance prior to the name change and the change in investment strategy. See Footnote 1.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


Page 54                    See Notes to Financial Statements.

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     YEAR          YEAR       YEAR          YEAR          YEAR
                                                                     ENDED         ENDED      ENDED         ENDED         ENDED
                                                                   12/31/07      12/31/06   12/31/05      12/31/04      12/31/03
                                                                   --------      --------   --------      --------      --------
Net asset value, beginning of period ...........................   $   5.00      $   4.86   $   4.06      $   3.34      $   2.37
                                                                   --------      --------   --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................................      (0.02) (a)    (0.04)     (0.02) (a)    (0.04) (a)    (0.02)
Net realized and unrealized gain (loss) ........................       0.93          0.18       0.82          0.76          0.99
                                                                   --------      --------   --------      --------      --------
Total from investment operations ...............................       0.91          0.14       0.80          0.72          0.97
                                                                   --------      --------   --------      --------      --------
Net asset value, end of period .................................   $   5.91      $   5.00   $   4.86      $   4.06      $   3.34
                                                                   ========      ========   ========      ========      ========
TOTAL RETURN (b) ...............................................      18.20%         2.88%     19.70%        21.56%        40.93%
                                                                   ========      ========   ========      ========      ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................   $ 43,998      $ 43,776   $ 54,072      $ 21,765      $  4,936
Ratio of operating expenses to average
   net assets without fee waivers and
   expenses reimbursed .........................................       1.41%         1.41%      1.49%         2.28%         3.36%
Ratio of operating expenses to average
   net assets ..................................................       1.41%         1.41%      1.47%         1.47%         1.47%
Ratio of net investment loss to average
   net assets ..................................................      (0.37)%       (0.88)%    (0.45)%       (1.13)%       (0.92)%
Portfolio turnover rate ........................................        110%          124%        97%           87%           74%

----------
(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and administrator. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.


                   See Notes to Financial Statements.                    Page 55

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

                               1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant" or "Fund") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Registrant offers eight managed investment Portfolios as follows: Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio (formerly known as "First Trust 10 Uncommon Values Portfolio"), and Value Line(R) Target 25 Portfolio (each a "Portfolio," and collectively, the "Portfolios"). Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Portfolio Membership Interests (each an "Interest," and collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of the applicable Portfolio. Membership Interests are not offered directly to the public. Membership Interests are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B"), a separate account of Prudential Annuities Life Assurance Corporation ("Prudential"), to fund the benefits of variable annuity policies (the "Policies") issued by Prudential. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Portfolios have indirect rights to the Membership Interests. On January 1, 2008, American Skandia Life Assurance Corporation, a Prudential Financial Company, legally changed its name to Prudential Annuities Life Assurance Corporation. Accordingly, the name of American Skandia Life Assurance Corporation Variable Account B was changed to Prudential Annuities Life Assurance Corporation Variable Account B.

On December 11, 2006, the Board of Trustees approved the liquidation of the First Trust Energy Portfolio, First Trust Financial Services Portfolio, First Trust Pharmaceutical Portfolio and First Trust Technology Portfolio (collectively, the "Sector Portfolios"). The Sector Portfolios were terminated and liquidated by resolution of the Board of Trustees of the Fund as of March 16, 2007.

On November 19, 2007, the First Trust 10 Uncommon Values Portfolio changed its name and investment strategy. The new name is First Trust Target Focus Four Portfolio and the investment strategy of the Portfolio is as follows:

      The Portfolio seeks to achieve its objective by investing in the common stocks of companies which are selected by applying four separate uniquely specialized strategies (the "Focus Four Strategy") as described below.

      Each year, on or about the annual stock selection date (December 31), the Portfolio expects to invest in the securities determined by the Focus Four Strategy. At the annual stock selection date, the percentage relationship among the number of shares of each issuer held by the Portfolio is established. Through the next one-year period that percentage relationship will be maintained as closely as practicable when the Portfolio makes subsequent purchases and sales of the securities.

      The Portfolio may also invest in futures, options, warrants, forward contracts and repurchase agreements.

      The Focus Four Strategy is derived from four unique strategies developed by the quantitative group at First Trust Advisors L.P. ("First Trust"), the Portfolio's investment advisor. The Focus Four Strategy adheres to a disciplined investment process that targets four distinct areas of the market. The Focus Four Strategy seeks to achieve above-average capital appreciation. The following table lists the four strategies utilized by the Focus Four Strategy and the approximate weights assigned to each:

      STRATEGY                                              WEIGHTS
      ---------------------------------------------------------------
      o  The Dow(R) Target Dividend Strategy                    30%
      o  Value Line(R) Target 25 Strategy                       30%
      o  S&P Target SMid 60 Strategy                            30%
      o  NYSE(R) International Target 25 Strategy               10%

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Interest is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of Interests outstanding.

Each Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Board of Trustees of the Registrant. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities' value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Registrant's Board of Trustees. All securities and other assets of a Portfolio denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. Each Portfolio maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At December 31, 2007, the Portfolios had no when-issued or delayed-delivery purchase commitments.

C. FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Realized gain (loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $4,544 from dividends receivable in foreign currencies are included in "Dividends receivable" and unrealized depreciation of $2,368 from investment securities purchased in foreign currencies are included in "Investment securities purchased payable" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income and net realized long-term and short-term capital gains of all Portfolios may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all distributions paid by a Portfolio will be reinvested by the Portfolio.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of Prudential and is not taxed separately. The Registrant intends to continue to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.

As of December 31, 2007, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments were as follows:

                                                               NET UNREALIZED         GROSS           GROSS
                                                                APPRECIATION       UNREALIZED      UNREALIZED
                                                    COST       (DEPRECIATION)     APPRECIATION    (DEPRECIATION)
                                              --------------   --------------    --------------   --------------
Target Managed VIP Portfolio ..............   $  154,965,694   $   18,069,317    $   29,516,120   $  (11,446,803)
The Dow(R) Dart 10 Portfolio ..............       16,005,855           42,941         1,560,165       (1,517,224)
The Dow(R) Target Dividend Portfolio ......       84,273,704       (2,511,687)        3,910,156       (6,421,843)
Global Dividend Target 15 Portfolio .......      157,986,104       13,429,639        21,326,569       (7,896,930)
S&P(R) Target 24 Portfolio ................       14,951,993          581,638         1,443,074         (861,436)
NASDAQ(R) Target 15 Portfolio .............       10,351,039          908,193         1,529,220         (621,027)
First Trust Target Focus Four Portfolio ...       12,382,460           24,217           321,172         (296,955)
Value Line(R) Target 25 Portfolio .........       36,346,168        7,162,557        11,715,529       (4,552,972)

F. EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Portfolios, are generally allocated to all the Portfolios based upon the average net assets of each Portfolio.

The Fund has entered into an Administrative Services Agreement (the "Agreement") with Prudential whereby Prudential provides certain Membership Interests servicing reasonably necessary for the operations of the Portfolios other than the management services provided by First Trust pursuant to the Investment Advisory and Management Agreement.

As compensation for the services rendered under the Agreement, Prudential is paid fees at an annual rate of 0.30% of average daily net assets from the Portfolios. These fees are included in "Membership Interest servicing fees" on the Statements of Operations.

G. ACCOUNTING PRONOUNCEMENT:

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the Federal Accounting Standards Board and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Portfolios' financial statements, if any, has not been determined.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Portfolios pursuant to an Investment Advisory and Management Agreement. First Trust provides each Portfolio with discretionary investment services and certain administrative services necessary for the management of the Portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Portfolio's average daily net assets.

For the period September 30, 2004 through December 31, 2008, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust Target Focus Four Portfolio (formerly known as "First Trust 10 Uncommon Values Portfolio") and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with the Registrant that allows First Trust to recover from the Portfolios any fees waived or expenses reimbursed during the three year period after the date of the waiver or

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

reimbursement. This agreement has been extended through December 31, 2008. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Portfolio is less than such Portfolio's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The fees recovered, fees waived and expenses reimbursed by First Trust for the year ended December 31, 2007, are as follows:

                                               FEES RECOVERED       FEES WAIVED    EXPENSES REIMBURSED
                                               --------------       -----------    -------------------
Target Managed VIP Portfolio ..............        $   --            $       --          $    --
The Dow(R) Dart 10 Portfolio. .............            --                18,107               --
The Dow(R) Target Dividend Portfolio ......            --                    --               --
Global Dividend Target 15 Portfolio .......            --                    --               --
S&P(R) Target 24 Portfolio ................            --                13,114               --
NASDAQ(R) Target 15 Portfolio .............            --                26,812               --
First Trust Target Focus Four Portfolio ...            --                31,897               --
Value Line(R) Target 25 Portfolio .........            --                    --               --

PFPC Inc. ("PFPC") serves as the Registrant's administrator. In addition, PFPC also provides certain fund accounting, administration and transfer agency services in accordance with certain fee arrangements.

PFPC Trust Company serves as the custodian to the Portfolios.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Prior to January 1, 2007, the Fund paid each Independent Trustee an annual retainer of $10,000, which included compensation for all board and committee meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, each committee chairman will serve two years before rotating to serve as a chairman of another committee.

                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Portfolio, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Portfolios will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP") serves as the selling agent and distributor of Interests of the Portfolios. In this capacity, FTP manages the offering of the Portfolios' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate Prudential for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Portfolio may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sales and distribution of a Portfolio's Interest including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Portfolio's Interests, certain other expenses associated with the distribution of the Portfolios, and any distribution-related expenses that may be authorized by the Board of Trustees.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

During the year ended December 31, 2007, all service fees received by FTP were paid to Prudential, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2007, was as follows:

                                               PURCHASES           SALES
                                            ---------------   ---------------
Target Managed VIP Portfolio .............  $   166,571,580   $   208,121,669
The Dow(R) DART 10 Portfolio .............       20,621,320        31,929,053
The Dow(R) Target Dividend Portfolio .....       77,724,965        94,713,834
Global Dividend Target 15 Portfolio ......      130,025,046        96,860,827
S&P(R) Target 24 Portfolio ...............       17,927,582        18,849,251
NASDAQ(R) Target 15 Portfolio ............       17,079,557        14,641,892
First Trust Target Focus Four Portfolio ..       14,230,189         7,703,096
Value Line(R) Target 25 Portfolio ........       46,430,207        54,002,091

                             6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Membership Interests without par value of one or more series.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

NON-U.S. SECURITIES INVESTMENT RISK: The Portfolios may invest in non-U.S. securities. Investing in securities of non-U.S. companies and non-U.S. governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many non-U.S. companies and non-U.S. governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

NON-DIVERSIFICATION RISK: Each Portfolio is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Portfolio may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Portfolio to greater market fluctuations than is experienced by a diversified fund. Each Portfolio is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests.

INVESTMENT STRATEGY RISK: Each Portfolio is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Portfolios will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Each Portfolio's relative lack of diversity, possible concentration in a particular industry and passive management style may subject investors to greater market risk than other mutual funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                                DECEMBER 31, 2007

SMALL CAP COMPANY RISK: The Target Managed VIP Portfolio and Value Line(R) Target 25 Portfolio invest in small cap stocks, which presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than larger capitalization companies.

MARKET RISK: The principal risk of investing in the Portfolios is market risk. Market risk is the risk that a particular stock in a Portfolio, the Portfolio itself or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

                         9. CHANGE IN PUBLIC ACCOUNTANTS

At a meeting held on March 12, 2007, the Board of Trustees of the Fund selected Deloitte & Touche LLP ("Deloitte"), 111 South Wacker Drive, Chicago, Illinois 60601, to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2007. Deloitte audited each Portfolio's financial statements and performed other related audit services. Ernst & Young LLP ("E&Y"), 200 Clarendon Street, Boston, Massachusetts 02116, served as the Fund's independent registered public accounting firm for the fiscal years ended December 31, 1999 through December 31, 2006. E&Y audited each Portfolio's financial statements and performed other related audit services.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE INTEREST HOLDERS AND BOARD OF TRUSTEES OF FIRST DEFINED PORTFOLIO FUND,
LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Defined Portfolio Fund, LLC, comprised of Target Managed VIP Portfolio, The Dow(R) Dart 10 Portfolio, The Dow(R)
Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target
24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio (formerly, First Trust 10 Uncommon Values Portfolio), and Value Line
(R) Target 25 Portfolio (collectively, the "Fund") as of December 31, 2007, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial statements and financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 15, 2007, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2008

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2007 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

               SUBMISSION OF MATTERS TO A VOTE OF INTEREST HOLDERS

A Special Meeting of Interest holders of the Fund was held on April 23, 2007, and adjourned until April 30, 2007. At the Special Meeting, Trustees Bowen, Erickson, Kadlec, Keith and Nielson were elected for an indefinite term. Prudential voted its Interests in the same proportion as votes received from policy owners that are indirectly invested in the Fund. The number of votes cast in favor of James A. Bowen was 43,522,955, the number of votes withheld was 385,278 and the number of abstentions was 0. The number of votes cast in favor of Niel B. Nielson was 43,522,955, the number of votes withheld was 385,278 and the number of abstentions was 0. The number of votes cast in favor of Richard E. Erickson was 43,522,955, the number of votes withheld was 385,278 and the number of abstentions was 0. The number of votes cast in favor of Thomas R. Kadlec was 43,522,955, the number of votes withheld was 385,278 and the number of abstentions was 0. The number of votes cast in favor of Robert F. Keith was 43,522,955, the number of votes withheld was 385,278 and the number of abstentions was 0.

Also at the Special Meeting of Interest holders of the Fund, Interest holders of the First Trust Value Line(R) Target 25 Portfolio approved a change in the Portfolio's fundamental investment policy to provide that the Portfolio may invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for the Portfolio selects securities in a manner that results in such a concentration. Prudential votes its Interests in the same proportion as votes received from Policy owners that are indirectly invested in the Portfolio. The number of votes cast in favor of the change in fundamental investment policy was 8,262,212, the number of votes cast against was 0, the number of abstentions was 0, and the number of broker non-votes was 0.

                              LICENSING INFORMATION

"Dow Jones Industrial Average(SM)," "DJIA(SM)," "The Dow Jones Select Dividend Index(SM)," "Dow Industrials(SM)," "The Dow(R)," "Dow 30(SM)," and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Fund. None of the Portfolios, including, and in particular, Target Managed VIP Portfolio, The Dow(R) Target Dividend Portfolio, The Dow(R) DART 10 Portfolio and the First Trust Target Focus Four Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products

"The NASDAQ-100(R)", "NASDAQ-100 Index(R)", "NASDAQ Stock Market(R)" and "NASDAQ(R)" are registered trademarks of the Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Fund. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio have not been passed on by the Corporations as to their legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2007 (UNAUDITED)

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500",
"500" "S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the Fund. The S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio and the First
Trust Target Focus Four Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio or the First Trust Target Focus Four Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

"Value Line(R)", "The Value Line Investment Survey," and "Value Line Timeliness
(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Fund. The Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("VALUE LINE"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio or the First Trust Target Focus Four Portfolio.

"NYSE(R)" and "NYSE International 100 Index(R)" are registered trademarks of NYSE Group, Inc. and have been licensed for use for certain purposes by First Trust. The First Trust Target Focus Four Portfolio, based in part on the NYSE International 100 Index(R), is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or any of its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such product. NYSE Group, Inc. has no relationship to the First Trust Target Focus Four Portfolio or First Trust other than the licensing of NYSE International 100 Index(R) and its registered trademarks for use in connection with the First Trust Target Focus Four Portfolio.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2007 (UNAUDITED)

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2007 (UNAUDITED)

                                                                                            NUMBER OF
                                      TERM OF                                             PORTFOLIOS IN           OTHER
   NAME, ADDRESS, DATE               OFFICE AND                                          THE FIRST TRUST      TRUSTEESHIPS
  OF BIRTH AND POSITION              LENGTH OF             PRINCIPAL OCCUPATIONS           FUND COMPLEX      OR DIRECTORSHIPS
      WITH THE FUND                   SERVICE               DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE   HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o  Indefinite Term     Physician; President,                   58                 None
c/o First Trust Advisors L.P.                          Wheaton Orthopedics;
1001 Warrenville Road,          o  8 years served      Co-owner and Co-Director
  Suite 300                                            (January 1996 to May 2007),
Lisle, IL 60532                                        Sports Med Center for
D.O.B.: 04/51                                          Fitness; Limited Partner,
                                                       Gundersen Real Estate
                                                       Partnership; Limited
                                                       Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       o  Indefinite Term     Senior Vice President and               58                 None
c/o First Trust Advisors L.P.                          Chief Financial Officer (May
1001 Warrenville Road,          o  3 years, 9 months   2007 to Present), Vice
  Suite 300                        served              President and Chief
Lisle, IL 60532                                        Financial Officer (1990 to
D.O.B.: 11/57                                          May 2007), ADM Investor
                                                       Services, Inc. (Futures
                                                       Commission Merchant);
                                                       President (May 2005 to
                                                       Present), ADM Derivatives,
                                                       Inc.; Registered
                                                       Representative (2000 to
                                                       Present), Segerdahl &
                                                       Company, Inc., a FINRA
                                                       member (Broker-Dealer)

Robert F. Keith, Trustee        o  Indefinite Term     President (2003 to Present),            58                 None
c/o First Trust Advisors L.P.                          Hibs Enterprises (Financial
1001 Warrenville Road,          o  8 months served     and Management Consulting);
  Suite 300                                            President (2001 to 2003),
Lisle, IL 60532                                        Aramark Service Master
D.O.B.: 11/56                                          Management; President and
                                                       Chief Operating Officer
                                                       (1998 to 2003), Service
                                                       Master Management Services

Niel B. Nielson, Trustee        o  Indefinite Term     President (June 2002 to                 58           Director of Covenant
c/o First Trust Advisors L.P.                          Present), Covenant College                               Transport Inc.
1001 Warrenville Road,          o  8 years served
  Suite 300
Lisle, IL 60532
D.O.B.: 03/54

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2007 (UNAUDITED)

                                                                                           NUMBER OF
                                      TERM OF                                            PORTFOLIOS IN             OTHER
   NAME, ADDRESS, DATE               OFFICE AND                                         THE FIRST TRUST        TRUSTEESHIPS
  OF BIRTH AND POSITION              LENGTH OF           PRINCIPAL OCCUPATIONS            FUND COMPLEX        OR DIRECTORSHIPS
      WITH THE FUND                   SERVICE             DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
James A. Bowen 1, Trustee,      o  Indefinite Term     President, First Trust                 58             Trustee of Wheaton
President, Chairman of the                             Advisors L.P. and First                                     College
Board and CEO                   o  8 years served      Trust Portfolios L.P.;
1001 Warrenville Road,                                 Chairman of the Board of
  Suite 300                                            Directors, BondWave LLC
Lisle, IL 60532                                        (Software Development
D.O.B.: 09/55                                          Company/Broker-Dealer) and
                                                       Stonebridge Advisors LLC
                                                       (Investment Advisor)

      NAME, ADDRESS          POSITION AND OFFICES         TERM OF OFFICE AND                PRINCIPAL OCCUPATIONS
    AND DATE OF BIRTH             WITH FUND               LENGTH OF SERVICE                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES 2
------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          Treasurer, Controller, Chief   o  Indefinite term      Chief Financial Officer, First Trust Advisors
1001 Warrenville Road,   Financial Officer and Chief                            L.P. and First Trust Portfolios L.P.; Chief
  Suite 300              Accounting Officer             o  8 years served       Financial Officer, BondWave LLC (Software
Lisle, IL 60532                                                                 Development Company/Broker-Dealer) and
D.O.B.: 11/57                                                                   Stonebridge Advisors LLC (Investment Advisor)

Susan M. Brix            Assistant Vice President       o  Indefinite term      Representative, First Trust Portfolios L.P.;
1001 Warrenville Road,                                                          Assistant Portfolio Manager, First Trust
  Suite 300                                             o  8 years served       Advisors L.P.
Lisle, IL 60532
D.O.B.: 01/66

Kelley A. Christensen    Vice President                 o  Indefinite term      Assistant Vice President, First Trust
1001 Warrenville Road,                                                          Advisors L.P. and First Trust Portfolios L.P.
  Suite 300                                             o  1 year served
Lisle, IL 60532
D.O.B.: 09/70

James M. Dykas           Assistant Treasurer            o  Indefinite term      Senior Vice President (April 2007 to
1001 Warrenville Road,                                                          Present), Vice President (January 2005 to
  Suite 300                                             o  2 years served       April 2007), First Trust Advisors L.P. and
Lisle, IL 60532                                                                 First Trust Portfolios L.P.; Executive
D.O.B.: 01/66                                                                   Director (December 2002 to January 2005),
                                                                                Vice President (December 2000 to December
                                                                                2002), Van Kampen Asset Management and Morgan
                                                                                Stanley Investment Management

----------
1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

2 The term "Officer" means the president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST DEFINED PORTFOLIO FUND, LLC
                          DECEMBER 31, 2007 (UNAUDITED)

     NAME, ADDRESS       POSITION AND OFFICES     TERM OF OFFICE AND                 PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH          WITH FUND            LENGTH OF SERVICE                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
                                     OFFICERS WHO ARE NOT TRUSTEES 2 - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine         Secretary and Chief    o  Indefinite term        General Counsel, First Trust Advisors L.P.
1001 Warrenville Road,   Compliance Officer                               and First Trust Portfolios L.P.; Secretary,
  Suite 300                                     o  8 years served as      BondWave LLC (Software Development
Lisle, IL 60532                                    Secretary, 3 years 6   Company/Broker-Dealer) and Stonebridge
D.O.B.: 05/60                                      months served as       Advisors LLC (Investment Advisor)
                                                   Chief Compliance
                                                   Officer

Daniel J. Lindquist      Vice President         o  Indefinite term        Senior Vice President (September 2005 to
1001 Warrenville Road,                                                    Present), Vice President (April 2004 to
  Suite 300                                     o  2 years served         September 2005), First Trust Advisors L.P.
Lisle, IL 60532                                                           and First Trust Portfolios L.P.; Chief
D.O.B.: 02/70                                                             Operating Officer (January 2004 to April
                                                                          2004), Mina Capital Management, LLC; Chief
                                                                          Operating Officer (April 2000 to January
                                                                          2004), Samaritan Asset Management Services,
                                                                          Inc.

Kristi A. Maher          Assistant Secretary    o  Indefinite term        Deputy General Counsel (May 2007 to Present),
1001 Warrenville Road,                                                    Assistant General Counsel (March 2004 to May
  Suite 300                                     o  3 years, 6 months      2007), First Trust Advisors L.P. and First
Lisle, IL 60532                                    served                 Trust Portfolios L.P.; Associate (December
D.O.B.: 12/66                                                             1995 to March 2004), Chapman and Cutler LLP

Roger F. Testin          Vice President         o  Indefinite term        Senior Vice President, First Trust Advisors
1001 Warrenville Road,                                                    L. P. and First Trust Portfolios L.P. (August
  Suite 300                                     o  6 years served         2001 to present); Analyst (1998-2001), Dolan
Lisle, IL 60532                                                           Capital Management
D.O.B.: 06/66

[LOGO] FIRSTTRUST
       ADVISORS L.P.

INVESTMENT ADVISOR

First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $150,000 for 2006 and $149,900 for 2007.

         (b) AUDIT-RELATED FEES -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $0 for 2007.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $ $0 for 2006 and $0 for 2007.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph
         (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

           (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b)  Not Applicable

                  (c)  Not Applicable

                  (d)  Not Applicable

         The percentage of services  described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                  (b) Not Applicable

                  (c) Not Applicable

                  (d) Not Applicable

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2006 were $0 for the Registrant and $0 for the Registrant's investment adviser and for 2007 were $0 for the Registrant and $0 for the Registrant's investment adviser.

(h) Not Applicable. The registrant's independent auditors do not currently provide non-audit services to the registrant's investment adviser or any of entity controlling, controlled by, or under common control with the adviser that provide ongoing services to the registrant.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST DEFINED PORTFOLIO FUND, LLC

By (Signature and Title)*      /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                               James A. Bowen, Chairman of the Board, President
                               and Chief Executive Officer
                               (principal executive officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                               James A. Bowen, Chairman of the Board, President
                               and Chief Executive Officer
                               (principal executive officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*      /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                               Mark R. Bradley, Treasurer, Controller, Chief
                               Financial Officer and Chief Accounting Officer
                               (principal financial officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.